SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement	[ ] Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

DTE ENERGY COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:

2000 2nd Avenue
Detroit, Michigan 48226-1279
2001 Notice of Annual Meeting of Shareholders and Proxy Statement

Day:	Wednesday, April 25, 2001

Time:	10:00 a.m. Detroit time

Place:	DTE Energy Building
(Detroit Edison Plaza; see map on the last page) 660 Plaza Drive Detroit, Michigan 48226

We invite you to attend the annual meeting of DTE Energy Company (“DTE” or “Company”) to:

1. Elect four directors;

2. Approve the DTE Energy Company 2001 Stock Incentive Plan;

3. Approve the DTE Energy Company Annual Incentive Plan;

4.	Ratify the appointment of Deloitte & Touche LLP by the Board of Directors as the independent auditors of DTE for the year 2001; and

5.	Consider any other business that may properly come before the meeting or any adjournments of the meeting.

The Record Date for this annual meeting is March 19, 2001. Only shareholders of record at the close of business on that date can vote at the meeting.

For more information, please read this 2001 Proxy Statement.

This Notice of Annual Meeting, as well as the accompanying Proxy Statement and proxy card, will be mailed to DTE common stock shareholders on or about March 26, 2001.

It is important that your stock be represented at the meeting. Shareholders may vote their shares (1) in person at the Annual Meeting, (2) by telephone, (3) via the internet or (4) by completing and mailing the enclosed proxy card in the return envelope. Specific instructions for voting by telephone or via the internet are attached to the proxy card. If you attend the meeting and vote at it, your vote at the meeting will replace an earlier vote.

By Order of the Board of Directors

Susan M. Beale Vice President and Corporate Secretary	Anthony F. Earley, Jr. Chairman of the Board and Chief Executive Officer and President and Chief Operating Officer

March 23, 2001

2001 Proxy Statement of DTE Energy Company

Questions and Answers

Q:  What is a Proxy?

A:	A Proxy is a document, also referred to as a “proxy card,” on which you authorize someone else to vote for you in the way that you want to vote. You may also choose to abstain from voting. The Proxy is being solicited by DTE’s Board of Directors.

Q:  What is a Proxy Statement?

A:	A proxy statement is this document, required by the Securities and Exchange Commission (the “SEC”), that, among other things, explains the items on which you are asked to vote on the proxy card.

Q:  What is the purpose of this annual meeting?

A:	At the 2001 DTE annual meeting, common stock shareholders are asked to:

•	Elect four directors. The nominees are Terence E. Adderley, Anthony F. Earley, Jr., Allan D. Gilmour and Theodore S. Leipprandt. (See pages 4 & 5)

•	Approve the DTE 2001 Stock Incentive Plan (the “Stock Incentive Plan”), an amendment and restatement of the Company’s Long-Term Incentive Plan. (See page 21)

•	Approve the DTE Annual Incentive Plan (the “Annual Incentive Plan”). (See page 28)

•	Ratify the appointment of Deloitte & Touche LLP as DTE’s independent auditors. (See page 30)

•	Consider any other business that may properly come before the meeting or any adjournments of the meeting.

Q:  Who is entitled to vote?

A:	Only holders of DTE’s common stock at the close of business on March 19, 2001 (the “Record Date”), are entitled to vote at the annual meeting. Each share of common stock has one vote. Information on cumulative voting in the election of directors is shown on page 3.

Q:  How do I vote?

A:	You may vote by attendance at the annual meeting, telephone, the internet or by mail. To vote by mail, sign and date each proxy card that you receive and return it in the enclosed prepaid envelope. Proxies will be voted as you specify on each card. If you do not specify how to vote on Items 1, 2, 3 and 4 on your proxy card, the shares represented by your Proxy will be voted FOR Items 1, 2, 3 and 4. Your shares will also be voted on any other business that comes before the meeting. (See page 31)

Q:  How do I vote by telephone or by the internet?

A:	If you hold your shares in your own name, you may vote by telephone or through the internet by following the instructions attached to your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you must contact the broker, bank or other nominee to find out whether you will be able to vote by telephone or the internet.

Q:  Can I change my vote after I have voted?

A:	Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent internet vote will change your vote. If you wish to change your vote by mail, you may do so by requesting, in writing, a new proxy card from the tabulator, Corporate Election Services, P.O. Box 535600, Pittsburgh, PA 15253. The last vote received prior to the meeting will be the one counted. You may also change your vote by voting in person at the annual meeting.

Q:  Can I revoke a Proxy?

A:	Yes, you may revoke a Proxy by submitting a letter addressed to the Company at: DTE Energy Company, Shareholder Services, 2000 2nd Avenue, Detroit, MI 48226-1279.

Q:  Is my vote confidential?

A:	Yes, your vote is confidential. The tabulator and inspectors of election are not employees of the Company nor are they affiliated with the Company in any way.

The Company may be advised whether you have voted. Also, shareholders’ votes will be disclosed to the Company if a contested proxy solicitation occurs or if a disclosure is required by law.

Q:  What shares are included on my proxy card?

A:	The shares on your proxy card represent shares for which you have a certificate and also any shares you may have in the Company’s Dividend Reinvestment and Stock Purchase Plan (“DRIP”). Shares owned by employees and retirees of DTE and its affiliates in the Detroit Edison Savings & Investment Plans (“SIP”) are voted on a separate voting instruction form sent by the SIP trustee.

Q:  What does it mean if I get more than one proxy card?

A:	It indicates that your shares are registered differently and are in more than one account. Sign and return all proxy cards, or vote each account by telephone or on the internet, to ensure that all your shares are voted. We encourage you to register all your accounts in the same name and address. To do this, contact Shareholder Services at 1-800-551-5009.

Q:  What makes up a quorum?

A:	There were 142,612,308 shares of DTE’s common stock outstanding on the Record Date. Each share is entitled to one vote. A majority of the outstanding shares present or represented by Proxy at the meeting constitutes a quorum. A quorum is necessary to conduct an annual meeting.

Q:  How does the voting work?

A:	For each item, voting works as follows:

•	Item 1: The election of each director requires approval from a plurality of the shares voted. You may withhold votes from one or more directors by writing their names in the space provided for that purpose on your proxy card. Withheld votes have the same effect as abstentions. If you vote by telephone or the internet, follow the instructions attached to the proxy card.

Without prior notice to DTE, you may also cumulate votes for directors by multiplying the number of your shares by the number of directors to be elected and by casting all such votes either (a) for one candidate or (b) by distributing them among two or more candidates. You cannot vote for more than four directors.

•	Item 2: Approval of the Stock Incentive Plan requires approval from a majority of the votes cast (excluding abstentions and broker non-votes).

•	Item 3: Approval of the Annual Incentive Plan requires approval from a majority of the votes cast (excluding abstentions and broker non-votes).

•	Item 4: Ratification of the appointment of auditors requires approval from a majority of the votes cast (excluding abstentions and broker non-votes).

Q:  Who may attend the annual meeting?

A:	Any shareholder as of the Record Date may attend. Seating and parking are limited and admission is on a first come basis.

Item 1. Election of Directors

The Board of Directors (the “Board”) is divided into three classes by the Amended and Restated Articles of Incorporation, as amended, of DTE. One class of directors is elected each year for a three-year term. The terms of directors in one class expire in 2001. The four directors in this class have been nominated for election for terms expiring in 2004. All of the nominees have consented to serve if elected. All are present members of the Board. Pursuant to the provisions of the Company’s Bylaws, the Board has by resolution set the number of directors comprising the full Board at 11.

In connection with our proposed merger with the MCN Energy Group, when the merger is completed, DTE will take such appropriate action to appoint to the DTE Board MCN Energy Chairman Alfred R. Glancy III and two additional persons, selected by MCN Energy after consultation with DTE, from among MCN Energy’s directors as of the date of the initial merger agreement.

Proxies cannot be voted for more than four persons. The persons named on the enclosed proxy card will vote for the nominees named in this Proxy Statement, unless otherwise instructed by a shareholder. If any nominee becomes unable or unwilling to serve at the time of the meeting, the persons named in the enclosed proxy card have discretionary authority to vote for a substitute nominee or nominees. It is anticipated that all nominees will be available for election.

Information about each nominee for election at this meeting and each director continuing in office is given below. The dates shown for service as a director include service as a director of The Detroit Edison Company (“Detroit Edison”), DTE’s former corporate parent and, as a result of a share exchange, now a wholly owned subsidiary of DTE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES

FOR ELECTION AT THIS MEETING.

Nominees for Election at this Meeting for Terms Expiring in 2004

Terence E. Adderley, age 67 Director since 1987
• Chairman, President and Chief Executive Officer, Kelly Services, Inc., Troy, Michigan
• Director of DTE and Kelly Services, Inc. and director or trustee of many community and professional organizations
• University of Michigan (B.B.A. and M.B.A.)
• Committees: Executive, Finance and Organization and Compensation (Chair)
Anthony F. Earley, Jr., age 51 Director since 1994
• Chairman of the Board and Chief Executive Officer (1998) and President and Chief Operating Officer, DTE
• Formerly President and Chief Operating Officer, Long Island Lighting Company, New York
• Director of DTE, Comerica Incorporated, Mutual of America Capital Management Corporation and Plug Power, Inc. and director or trustee of many community and professional organizations
• University of Notre Dame (B.S. in physics, M.S. in engineering and J.D.)
• Committee: Executive (Chair)

Allan D. Gilmour, age 66 Director since 1995
• Retired Vice Chairman of the Board, Ford Motor Company
• Director of DTE, The Dow Chemical Company, Inc., The Prudential Insurance Company of America and Whirlpool Corporation and Chairman of the Henry Ford Health System
• Harvard University (B.A. in economics) and University of Michigan (M.B.A.)
• Committees: Corporate Governance, Executive, Finance (Chair), Organization and Compensation and Special Committee on Compensation
Theodore S. Leipprandt, age 67 Director since 1990
• Retired President and Chief Executive Officer and Marketing Specialist, Cooperative Elevator Company, Pigeon, Michigan
• Director of DTE, past president of Michigan Agri-Business Association and Michigan 4-H Foundation Board of Trustees and director or trustee of many church, community and professional organizations
• Michigan State University (B.S. in animal science)
• Committees: Audit, Public Responsibility and Nuclear Review

Directors Whose Present Terms Continue Until 2003

William C. Brooks, age 67 Director since 1997
• Chairman, The Brooks Group International, Ltd. (a holding company involved in human resources and economic development), Detroit, Michigan (1998)
• Formerly Vice Chairman, Luftig and Warren (1998), Chairman, Entech HR Consulting Services and retired Vice President of Corporate Affairs, General Motors Corporation (1997)
• Director of DTE, Covansys, Inc., Lason, Inc., Louisiana-Pacific Corporation, Sigma Associates, Inc., and United American Health Care Corporation, and director or trustee of many professional and community organizations
• Long Island University (B.A.), University of Oklahoma (M.B.A.) and Harvard Business School (Advanced Management Program)
• Committees: Corporate Governance and Public Responsibility
John E. Lobbia, age 59 Director since 1988
• Retired Chairman of the Board and Chief Executive Officer, DTE (1998)
• Director of DTE and Rouge Industries and director or trustee of many community and professional organizations
• University of Detroit (B.A. in electrical engineering)
• Committees: Finance and Nuclear Review
Eugene A. Miller, age 63 Director since 1989
• Chairman, President and Chief Executive Officer, Comerica Incorporated and Comerica Bank, Detroit, Michigan
• Director of DTE, Comerica Incorporated and Amerisure Companies and director or trustee of many community and professional organizations
• Detroit Institute of Technology (B.B.A.)
• Committees: Corporate Governance (Chair), Executive, Finance and Organization and Compensation
Charles W. Pryor, Jr., age 56 Director since 1999
• President and Chief Executive Officer, Westinghouse Electric Company, a wholly-owned company of British Nuclear Fuels, plc (1997)
• Formerly owner of C.W. Pryor & Co., a management consulting services firm (1996) and President and Chief Executive Officer, B&W Nuclear Technologies owned by Framatome, S.A. of France (1991-1995)
• Director of DTE and director or trustee of many community and professional organizations
• Virginia Tech (B.S. in civil engineering, M.S. and Ph.D. in structural engineering) and Northeastern University (Executive M.B.A.)
• Committee: Nuclear Review (Chair)

Directors Whose Present Terms Continue Until 2002

Lillian Bauder, age 61 Director since 1986
• Vice President for Corporate Affairs, MASCO Corporation, Taylor, Michigan, and President, MASCO Charitable Trust (1996)
• Formerly President and Chief Executive Officer, Cranbrook Educational Community, Bloomfield Hills, Michigan
• Director of DTE, Comerica Incorporated and director or trustee of many community organizations
• Rutgers University (B.A. from Douglass College) and University of Michigan (M.A. and Ph.D.)
• Committees: Audit, Nuclear Review, Executive and Public Responsibility (Chair)
David Bing, age 57 Director since 1985
• Chairman of The Bing Group, Detroit, Michigan. The Bing Group consists of The Bing Group, L.L.C., Bing-Lear Manufacturing Group, L.L.C. and Bing Metals Group, Inc.
• Director of DTE, Cardinal Health, Lear Corporation, and Steelcase Inc.
• Played professional basketball for 12 years; advisor to many youth groups and director of many civic groups
• Syracuse University (B.A.)
• Committees: Audit (Chair), Organization and Compensation and Special Committee on Compensation (Chair)
Larry G. Garberding, age 62 Director since 1990
• Executive Vice President and Chief Financial Officer, DTE
• Director of DTE and Plug Power, Inc. and director or trustee of many community and professional organizations
• Iowa State University (B.S. in industrial administration)
• Committees: Executive and Finance

Board and Board Committees

General

•	The Board met 9 times in 2000. Most of the directors attended 100% of the Board and committee meetings and all directors attended at least 84% of the meetings.

•	The Board has standing committees for Audit, Executive, Finance, Organization and Compensation, Public Responsibility, Corporate Governance and a Special Committee on Compensation. Detroit Edison also has a Nuclear Review Committee.

•	With the exception of the Executive Committee, which has the authority to act on most matters when the Board is not in session, and the Special Committee on Compensation, which has authority to act on certain compensation matters, the committees act in an advisory capacity to the full Board.

Audit Committee

•	Reviews scope of the annual audit and the annual audit report of the independent auditors.
•	Reviews accounting policies and system of internal controls.
•	Recommends the firm of independent auditors to perform such audits.
•	Considers non-audit functions performed by the independent auditors.
•	Reviews the scope of work performed by the internal audit staff.
•	Recommends special studies or actions.
•	3 meetings in 2000.

Executive Committee

•	Has authority to act on most matters when the Board is not in session.
•	Did not meet in 2000.

Finance Committee

•	Reviews matters related to the capital structure.
•	Recommends dividend policy.
•	Reviews financial planning policies and goals.
•	Reviews and approves the annual operating plan and capital budget.
•	5 meetings in 2000.

Corporate Governance Committee

•	Reviews and assists the full Board with corporate governance matters.
•	Considers the organizational structure of the Board.
•	Assists the full Board in the selection of the nominees for the Board.
•	Reviews nominations from shareholders. The Bylaws of the Company require that recommendations for nominations be in writing and addressed to the Corporate Secretary of the Company at its principal business address. Recommendations should include (a) the qualifications of the proposed nominee to serve on the Board, (b) the principal occupations and employment of the proposed nominee during the past five years, (c) each directorship currently held by the proposed nominee and (d) a statement from the proposed nominee that he or she has consented to the submission of the recommendation.
•	1 meeting in 2000.

Nuclear Review Committee

•	Provides non-management oversight and review of the Fermi 2 nuclear power plant.
•	5 meetings in 2000.

Organization and Compensation Committee

•	Comprised entirely of outside directors. Reviews recommendations and approves, subject to Board approval, the compensation for vice presidents and higher and certain other executives.
•	Assists in the selection of officers to assure that there are successors for each office.
•	8 meetings in 2000.

Public Responsibility Committee

•	Monitors the Company’s performance as a responsible corporate citizen including its performance with respect to people.
•	4 meetings in 2000.

Special Committee on Compensation

•	Comprised entirely of outside directors. Administers the Stock Incentive Plan and the Annual Incentive Plan in accordance with certain Internal Revenue Code (“IRC”) requirements.
•	4 meetings in 2000.

Annual Board Compensation

•	Cash Compensation

•	Cash retainer of $35,000.
•	Committee chair retainer of $4,000 per committee except $8,000 for chairing the Nuclear Review Committee.
•	No committee member retainer except $4,000 for service on the Nuclear Review Committee.
•	No meeting fees.
•	Employee directors receive no payment for service as directors. All directors are reimbursed for out-of-pocket expenses incurred to attend meetings.

•	Equity Compensation

•	900 shares of phantom common stock with all imputed dividends reinvested under the DTE Deferred Stock Compensation Plan for Non-Employee Directors.

•	Directors’ Retirement Plan

•	The directors’ retirement plan has been eliminated. Benefits were frozen as of December 31, 1998, and all non-employee directors were deemed vested on that date. No further benefits will be accrued.

•	Plan for Deferring the Payment of Director Fees

•	DTE maintains an unfunded deferred compensation plan, which permits non-employee directors to defer receipt of any part of their annual retainer.
•	Directors have two investment options. Deferred fees may accrue in an unfunded account for future payment with interest accrued monthly at the 5-year U.S. Treasury Bond rate. They may also be invested in phantom shares of DTE common stock with all imputed dividends reinvested.

Security Ownership of Management and Board

		Amount and Nature of
		Beneficial Ownership
Title of Class	Name of Beneficial Owners	as of February 1, 2001 (1)

Common	Terence E. Adderley	7,877	(2)

Common	Gerard M. Anderson	96,623	(3)

Common	Lillian Bauder	5,868	(2)

Common	David Bing	4,997	(2)

Common	William C. Brooks	7,232	(2)

Common	Robert J. Buckler	99,354	(3)

Common	Anthony F. Earley, Jr.	226,739	(3)

Common	Larry G. Garberding	82,443	(3)

Common	Allan D. Gilmour	5,285	(2)

Common	Douglas R. Gipson	53,588	(3)

Common	Theodore S. Leipprandt	5,583	(2)

Common	John E. Lobbia	67,159	(2)(4)

Common	Eugene A. Miller	7,851	(2)

Common	Charles W. Pryor, Jr.	2,158	(2)

Common	Directors and officers as a group (24 persons)	925,535	(2)(3)(4)

(1)	Directors and officers owned not more than 1% individually and in the aggregate of the outstanding common stock of the Company or its affiliates. Voting power and investment power in many instances are shared with a joint tenant, generally a spouse.

(2)	Includes phantom shares acquired by non-employee directors (a) as compensation under the DTE Deferred Stock Compensation Plan for Non-Employee Directors and (b) through participation in the Plan for Deferring the Payment of Directors’ Fees, both described above. As of February 1, 2001, each non-employee director had received 2,885 phantom shares of DTE common stock as compensation, including imputed dividends, under the Deferred Stock Compensation Plan, except Messrs. Lobbia and Pryor who each had received 1,858 shares. In addition, pursuant to the DTE Plan for Deferring the Payment of Directors’ Fees, certain non-employee directors had elected to defer all or a portion of their retainers and committee fees and invested the fees in phantom shares of DTE common stock. As of February 1, 2001, Directors Adderley, Bing, Brooks and Miller had 2,592; 311; 3,446; and 2,565 phantom shares, respectively, as a result of their investment choice.

(3)	Includes options for 143,250, 60,000, 60,000, 45,000, 34,500 and 518,000 shares of common stock that Messrs. Earley, Anderson, Buckler, Garberding, Gipson and officers and directors as a group, respectively, have the right to acquire within 60 days of February 1, 2001. Also includes (a) performance shares awarded under the Stock Incentive Plan and (b) phantom shares deemed to be held pursuant to the Detroit Edison Savings Reparation Plan as follows: Mr. Earley (20,000 performance shares and 3,411 phantom shares); Mr. Anderson (10,000 performance shares and 1,292 phantom shares); Mr. Buckler (10,000 performance shares and 3,486 phantom shares); Mr. Garberding (5,000 performance shares and 7,348 phantom shares); Mr. Gipson (3,500 performance shares and 1,136 phantom shares); and directors and officers as a group (70,000 performance shares and 18,538 phantom shares). The directors and officers do not have the ability to acquire the performance shares and phantom shares within 60 days of February 1, 2001. The performance share numbers assume that target levels of performance are achieved and the performance shares are subject to forfeiture.

(4)	Includes 35,000 options to acquire common stock awarded to Mr. Lobbia while he was Chairman of the Board and Chief Executive Officer of DTE.

Security Ownership of Certain Beneficial Owners

		Amount and Nature of	Percent
Title of Class	Name of Beneficial Owners	Beneficial Ownership*	of Class

Common Stock	Capital Research and Management Company	8,250,000	5.8
	333 South Hope Street
	Los Angeles CA 90071

*	Capital Research and Management Company has reported on Schedule 13G that, at December 29, 2000, it is the beneficial owner of, with investment power over, 8,250,000 shares of the Company’s common stock as a result of acting as an investment advisor to various investment companies. The report indicated that the shares are held solely for investment purposes in the ordinary course of business and not with the purpose or effect of changing or influencing control.

Report of the Organization and Compensation Committee

The Organization and Compensation Committee (“Committee”) of the Board is made up of four outside directors. The Committee reviews recommendations and approves, subject to Board agreement, the compensation of those executives who are at the level of vice president and higher and certain other executives, including the individuals whose compensation is detailed in this Proxy Statement, except for components of executive compensation that are administered by the Special Committee on Compensation to satisfy Internal Revenue Code requirements regarding the deductibility of executive compensation.

The Committee retained a consultant independent of the Company to review the executive compensation program. Early in 2000, the Committee approved an executive compensation philosophy and framework that was developed following an overall review of all aspects of executive compensation. The following discussion reflects that philosophy and framework.

Q:  What is our executive compensation policy?

A: •	Focus: The Committee’s recently adopted executive compensation framework focuses on linking a significant portion of executive total compensation to DTE’s performance and achievement of corporate goals. Consequently, the total compensation package will place more emphasis on short- and long-term incentive plans that reward value-added contributions, and less emphasis on fixed elements of compensation, such as base salary and benefits. This approach ties executive interests to shareholder interests, and, through a mix of annual and multi-year incentive structures, encourages both near-term results and successful strategic planning.

•	Competitive Position: The Committee’s goals include maintaining a total compensation program that is competitive within DTE’s Comparative Market (defined below). A competitive position will enhance DTE’s recruiting and retention efforts and serve as a basis for setting appropriate salary and incentive pay benchmarks.

•	Compensation Opportunity: In addition to award-specific performance measures, which in 2000 were tied to corporate goals such as total shareholder return, return on equity, customer satisfaction and safety, among others, the Committee considers several factors when setting base salary and establishing other elements of an executive’s compensation opportunity. Those factors include (i) the responsibilities of the executive’s position, (ii) the experience and performance of the individual, (iii) competition for executive talent and retention issues, and (iv) comparisons to comparable positions at other energy and non-energy companies in the Comparative Market.

•	Program: In 1998, 1999 and 2000, the key elements of the compensation program were base salary, the Stock Incentive Plan, the Executive Incentive Plan (now called the Annual Incentive Plan and referred to in this Proxy Statement as such) and, in 1998 and 1999, the Shareholder Value Improvement Plan, which ended in 1999. In 1998 and 1999, performance restricted stock and option grants were made under the Stock Incentive Plan, and in 2000, awards consisted of option grants and performance shares. Policies concerning each of these elements, including the basis for the compensation awarded to Mr. Earley, are discussed below. In 1998, Mr. Earley was also granted restricted stock as discussed in Footnote 2 of the Summary Compensation Table.

•	Special Committee on Compensation: The Special Committee on Compensation, composed solely of outside directors, makes awards to executives under the Stock Incentive Plan and the Annual Incentive Plan in order to address certain Internal Revenue Code deduction limits that otherwise could apply to the Company. Awards made by the Special Committee on Compensation are considered by the Organization and Compensation Committee in determining overall compensation policy.

Q:  What comparison groups do we use?

A:	The compensation program has been reviewed annually and DTE’s executive compensation, business performance and total shareholder return were compared to several groups of electric utilities, electric utility holding companies, and other companies, as described below.

•	For shareholder return: Performance shares awarded under the Stock Incentive Plan in 2000 will be earned in part based on achievement of total shareholder return. The appropriate comparison group for this purpose was the companies in the Dow Jones Electric Utility Industry Group (“DJEUIG”) index at the time the applicable awards were made, since shareholder return information is available for each of these companies.

•	For total compensation: Under the new executive compensation framework, the comparison group consists primarily of utilities (including utility holding companies) selected on the basis of revenues generated, availability of compensation information, financial performance and geographic area, as well as energy marketing companies, broad-based energy resources companies and significant non-energy related companies in the geographic area (the “Comparative Market”). Total compensation is designed to be competitive with the Comparative Market. Short- and long-term incentive pay is designed to reward superior performance within the Comparative Market through focused compensation opportunities for executives.

Q:  How do we determine base salary?

A:	Ranges are used for base salaries that target median base salaries within the Comparative Market. Appropriate methods of measurement are used to take into account differences in company size and scope. The ranges established are designed to allow adequate differentiation for (i) individual potential, (ii) contributions made, and (iii) the length of time the executive has been in his or her position. Salary ranges will be assessed periodically to keep pace with market movement. As noted above, in setting individual salary levels, several factors are used. Mr. Earley’s 2000 salary was set taking into account Mr. Earley’s responsibilities, experience and past performance, as well as competition for executive talent, retention objectives and comparisons to similar positions in the Competitive Market.

Q:  Is any of the executives’ compensation at risk?

A:	Yes, the Company has both annual and long-term incentive plans that put a significant amount of the executives’ compensation at risk.

Q:  How do we determine annual incentive?

A:	Cash awards are made under the Annual Incentive Plan. In 2000, the Annual Incentive Plan had five annual measures weighted as follows: return on equity (35%), merger integration synergies (35%), diversity (10%), safety (10%) and customer satisfaction (10%). Award amounts paid to executive officers are determined by multiplying the base pay of the eligible executive officer by a composite of each performance measure weight and award opportunity percentage that was achieved for that performance measure. Threshold minimum levels must be attained for a given performance measure and a net income target must be met before any compensation becomes payable on account of the measure. For 2000 awards, the product of the foregoing calculation for each executive may be adjusted upward or downward, based on the executive’s individual performance. Based on achievement of performance measures, the corporate performance portion of the 2000 awards was earned at a rate of 148.75% of target. In accordance with the plan, the 148.75% was further adjusted by an additional 25% for Mr. Earley based on his individual performance for 2000.

Amendments were made to the Annual Incentive Plan in early 2001 to provide better linkage between company performance and market-competitive incentive awards. The amended plan is being submitted for shareholder approval.

Prior to 2000, the Shareholder Value Improvement Plan provided for annual cash awards to all Detroit Edison employees, including executive officers. Performance Measures were established for all participants and each measure was weighted. Measures for executives included financial, safety, customer satisfaction and leadership initiatives.

Q:  How do we use compensation to focus management on long-term value?

A:	Stock-based awards made under the Stock Incentive Plan focus on long-term value.

•	Background and Structure: The Stock Incentive Plan, formerly the Long-Term Incentive Plan, was approved by the shareholders in 1995. The Board amended and restated the Long-Term Incentive Plan, now called the “DTE Energy Company 2001 Stock Incentive Plan,” in early 2001 to provide more streamlined administration, update the plan for changes in the law, incorporate additional performance measures, and ensure competitive levels of award opportunities. The restatement was undertaken in consultation with a consultant independent of the Company and retained by the Committee, and amendments reflected in the revised plan are being submitted for shareholder approval. The Stock Incentive Plan rewards long-term growth and profitability by providing a vehicle through which officers, other key employees and outside directors may receive stock-based compensation. Stock-based compensation directly links individual performance with shareholder interests. Performance-based vesting and similar requirements for earning certain awards further emphasizes achievement of corporate goals. The Special Committee on Compensation independently administers the Stock Incentive Plan. The size of awards made during 2000, including awards to Mr. Earley, was determined by reference to executive level, responsibility, retention issues, market competitiveness and contributions to the overall success of the Company.

•	Performance Shares: Performance shares were awarded under the Stock Incentive Plan for the first time in 2000. The performance shares will entitle the executive to receive a specified number of shares, or a cash payment equal to the fair market value of the shares, depending on the level of achievement of performance measures. The performance measurement period for the 2000 awards is January 1, 2000 through December 31, 2003. Payments earned under the 2000 awards will be based on four performance measures weighted as follows: (1) total shareholder return vs. shareholder return of the companies in the DJEUIG as of the date of grant (50%), (2) earnings per share growth (25%), (3) employee satisfaction (15%), and (4) nuclear plant performance achievement (10%).

•	Performance Restricted Stock: In 1997, 1998 and 1999, performance restricted stock awards were made, with restriction periods ending on December 31, 2000, December 31, 2001, and December 31, 2002, respectively. In 2000, vesting of awards, including Mr. Earley’s award, was determined after consideration of the achievement of performance measures for the restriction period which were related to total shareholder return, customer satisfaction and production cost. Based upon the achievement of the measures, at December 31, 2000, 35% of the award vested. In 2001, vesting will be dependent upon the achievement of those measures plus a nuclear plant performance achievement measure for the restriction period. In 2002, vesting will be determined after consideration of achievement of performance measures for the restriction period which are related to total shareholder return, cash flow, nuclear plant performance and earnings growth.

•	Stock options: In 1998, 1999 and 2000, the Special Committee on Compensation awarded non-qualified stock options as part of the continuing program to link executive compensation to overall performance.

Q:  How have we responded to Internal Revenue Service limits on deductibility of compensation?

A:	Under Section 162(m) of the Internal Revenue Code, the Company cannot deduct executive compensation over $1 million on its Federal income tax return unless it is (1) based on performance and (2) paid under a program that meets Internal Revenue Code requirements. Continued reliance on performance-based compensation programs designed to fulfill future corporate business objectives at all levels of the Company is expected. Although generally these programs are designed to satisfy the requirements of Section 162(m), it may be appropriate in certain circumstances to use performance-based plans that may not meet all of the Internal Revenue Code requirements or for the Committee to consider deferral programs for compensation in excess of $1 million. Flexibility is especially important as the electric utility industry becomes a less regulated industry and DTE works to develop its business in this environment. Amendments to the Annual Incentive Plan and Stock Incentive Plan adopted by the Board early in 2001 are designed to provide the maximum opportunity for use of the performance-based compensation exception.

Organization and Compensation Committee

Terence E. Adderley, Chair
David Bing
Allan D. Gilmour
Eugene A. Miller

Summary Compensation Table

		Annual Compensation		Long Term Compensation

				Awards		Payouts

				Restricted	Securities	Stock Incentive
Name and Principal Position				Stock Awards	Underlying	Plan Payouts
in 2000	Year	Salary($)	Bonus($)(1)	($)(2)	Options(#)	($)(3)(4)

Anthony F. Earley, Jr.	2000	$793,269	$1,105,971		165,000	$112,298
Chairman of the Board,	1999	705,193	494,418		34,000	127,952
Chief Executive Officer	1998	617,693	250,810	$1,160,622	25,000	67,255
and President and Chief Operating Officer

Gerard M. Anderson	2000	$436,844	$389,610		75,000	$92,332
President and Chief	1999	384,116	166,553		25,000	88,392
Operating Officer DTE	1998	311,153	110,153		10,000	70,000
Energy Resources

Robert J. Buckler	2000	$436,948	$389,610		75,000	$49,910
President and Chief	1999	384,116	166,553		25,000	49,759
Operating Officer DTE	1998	314,384	111,222		10,000	33,627
Energy Distribution

Larry G. Garberding	2000	$409,615	$365,581		45,000	$62,388
Executive Vice	1999	389,615	144,352		15,000	71,084
President and Chief	1998	367,730	121,718		10,000	40,337
Financial Officer

Douglas R. Gipson	2000	$293,680	$191,945		30,000	$37,433
Executive Vice	1999	270,962	101,423		10,000	42,651
President and Chief	1998	251,923	83,387		10,000	26,918
Nuclear Officer
(Detroit Edison)

[Additional columns below]

[Continued from above table, first column(s) repeated]

All
Other
Name and Principal Position	Compensation
in 2000	($)(5)

Anthony F. Earley, Jr.	$48,109
Chairman of the Board,	36,985
Chief Executive Officer	26,503
and President and Chief Operating Officer

Gerard M. Anderson	$24,137
President and Chief	21,216
Operating Officer DTE	17,969
Energy Resources

Robert J. Buckler	$26,463
President and Chief	23,211
Operating Officer DTE	19,355
Energy Distribution

Larry G. Garberding	$25,311
Executive Vice	23,869
President and Chief	24,259
Financial Officer

Douglas R. Gipson	$17,850
Executive Vice	16,398
President and Chief	15,525
Nuclear Officer
(Detroit Edison)

(1)	For 1998 and 1999, includes awards for Messrs. Earley, Anderson, Buckler, Garberding, and Gipson under the Shareholder Value Improvement Plan (which was discontinued for executives as of December 31, 1999), the Annual Incentive Plan, and the special award for 1999 made in recognition of contributions toward strategic goals, including the acquisition of natural gas capability with the agreement to acquire the MCN Energy Group.

(2)	For 1998, includes an award by the Special Committee on Compensation of 30,000 restricted shares of the Company’s common stock made concurrently with Mr. Earley’s election as Chairman and Chief Executive Officer. This award encouraged Mr. Earley to continue his employment with the Company and also furthered the Company’s policy of linking executive and shareholder interests. Because of the number of chief executive officer positions available industry-wide, the Board wanted to ensure that Mr. Earley did not leave prior to becoming Chairman and that he stayed for a reasonable period to ensure the stability of the leadership team. One-third of the award vested on August 1, 1998, a second third vested on August 1, 1999, and the last third vested on August 1, 2000. Had Mr. Earley left prior to August 1, 2000, he would have forfeited any shares not yet vested. During the restriction period, Mr. Earley received the same cash dividends as other shareholders owning common stock. The award is valued as of March 23, 1998, the date the award was made. As of December 31, 2000, the value of the award was $1,167,188.

(3)	The number and value of the aggregate performance restricted stock holdings of the named officers as of December 31, 2000, based on the market value on that day without giving effect to the diminution of value attributed to restrictions on such stock, are: Mr. Earley, 34,000 shares or $1,322,813; Mr. Anderson, 21,000 shares or $817,031; Mr. Buckler, 18,500 shares or $719,766; Mr. Garberding, 14,500 shares or $564,141 and Mr. Gipson, 9,000 shares or $350,156. The aggregate number of shares of performance restricted stock for the above officers is 97,000 shares or $3,773,906. The holders of performance restricted stock receive the same cash dividends as other shareholders owning the common stock. All performance restricted stock will vest in the event of a change in control of the Company.

(4)	Includes the value at February 23, 1999, January 18, 2000, and February 23, 2001, (the dates that performance was certified), of the final portion of the 1995 and of the 1996 and 1997 Stock Incentive Plan awards which became unrestricted as the result of meeting the performance criteria based on total shareholder return, customer satisfaction and production cost. In addition, for Mr. Anderson, includes the value at February 23, 1999, January 18, 2000, and January 16, 2001 (the dates that performance was certified), of a 1997 performance restricted stock grant that vested as a result of the performance of an affiliate.

(5)	Includes matching contributions by Detroit Edison to the Savings and Investment Plan. Under the Savings and Investment Plan, which is a qualified defined-contribution plan, Detroit Edison makes matching contributions periodically on behalf of the participants. These matching contributions are limited to 6% of a participant’s base salary up to $170,000 for 2000. For 2000, the named individuals were credited with matching contributions of $10,200 each. Also includes amounts matched by Detroit Edison pursuant to the Savings Reparation Plan. The Savings Reparation Plan provides that up to 18% of compensation in excess of $170,000 for 2000 may be deferred. Matching contributions are limited to 6% of the salary in excess of this amount. The value of the account will appreciate or depreciate based on the market value attributed to the employee’s account. Savings Reparation Plan account balances are paid only in cash to participants upon termination of employment. For 2000, Messrs. Earley, Anderson, Buckler, Garberding and Gipson were credited with matching Savings Reparation Plan contributions of $37,385, $13,396, $15,992, $14,377 and $7,396, respectively. During 2000, less than $736 each was reimbursed to the named individuals for the payment of taxes on the value of individual tax services provided by Deloitte & Touche LLP, which services the officers were required to use.

Stock Incentive Plan — Awards in the Last Fiscal Year

	Number of Performance Shares

				Performance Period
Name	Threshold	Target	Maximum	Until Payout

Anthony F. Earley, Jr.	0	20,000	40,000	4 years

Gerard M. Anderson	0	10,000	20,000	4 years

Robert J. Buckler	0	10,000	20,000	4 years

Larry G. Garberding	0	5,000	10,000	4 years

Douglas R. Gipson	0	3,500	7,000	4 years

The performance share awards shown in the table above were made in 2000 pursuant to the Stock Incentive Plan. Each performance share earned will be settled with one share of DTE common stock or for an amount of cash equal to the fair market value of a share of DTE common stock on the date the performance shares are earned. Thus, performance shares are not currently outstanding shares of DTE common stock. As described in the Report of the Organization and Compensation Committee, at the end of the performance period, some or all of such performance shares may be earned based on the level of satisfaction of performance. If minimum performance levels are not met, no performance shares will be earned and the payout will be zero. The number of performance shares shown in the table in the column entitled “Target” reflects attainment of 50% of the maximum performance level under the criteria established for the awards, and the number of performance shares shown in the table in the column entitled “Maximum” reflect attainment of 100% of the maximum performance level under the criteria. The four criteria for each of the 2000 awards are: (1) total shareholder return vs. shareholder return of the companies in the DJEUIG as of the date of grant (50%), (2) earnings per share growth (25%), (3) employee satisfaction (15%) and (4) nuclear plant performance achievement (10%).

All performance shares will be earned in the event of a change in control of the Company, with the amount payable under the awards being based on greater of target or actual levels of performance through the date of the change in control.

The following table provides information about stock option grants in 2000 for the named executive officers.

Stock Incentive Plan - Option Grants in Last Fiscal Year

		Percent of
		Total Options
	Number of Securities	Granted to	Exercise		Grant Date
	Underlying Options	Employees in	Price	Expiration	Value
Name	Granted (#)(1)	Fiscal Year	($/Sh)(2)	Date	($)(3)

Anthony F. Earley, Jr.	165,000	8.5%	$32.10	February 21, 2010	$856,350

Gerard M. Anderson	75,000	3.8	$32.10	February 21, 2010	$389,250

Robert J. Buckler	75,000	3.8	$32.10	February 21, 2010	$389,250

Larry G. Garberding	45,000	2.3	$32.10	February 21, 2010	$233,550

Douglas R. Gipson	30,000	1.5	$32.10	February 21, 2010	$155,700

(1)	50% of the options become exercisable one year from the date of grant, with an additional 20% becoming exercisable on each succeeding anniversary date of the grant for the next two years and the final 10% becoming exercisable on the fourth anniversary date of the grant. All options will expire if not exercised before the expiration date shown above and may expire sooner in the event of termination of employment in certain circumstances.

Options may be terminated by the Company in the event that an optionee acts in a manner adverse to the Company’s best interests.

All stock options become immediately exercisable in the event of a change in control of the Company.

(2)	The exercise price of the stock options is the average of the high and low stock prices on the New York Stock Exchange Composite Index on the date of grant, February 22, 2000. Stock appreciation rights were not granted in 2000.

(3)	The fair value for these options was estimated at the date of grant using a modified Black/Scholes option pricing model — American Style, a risk-free interest rate of 6.57%, a dividend yield of 6.48%, an expected volatility of 18.51% and an expected life of ten years. The fair value of the options granted in 2000 was $5.19 per option. The final value of the option, if any, will depend on the future value of the common stock and the optionee’s decisions with respect to such options.

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values

	Shares		Number of Securities	Value of Unexercised
	Acquired	Value	Underlying Unexercised	In-the-Money Options
	on Exercise	Realized	Options at Fiscal Year End	at Fiscal Year End
Name	(#)	($)	(#) Exercisable/Unexercisable	($) Exercisable/Unexercisable(1)

Anthony F. Earley, Jr.	0	0	39,750/209,250	$198,945/$1,191,898

Gerard M. Anderson	0	0	22,500/102,500	$118,602/$ 551,023

Robert J. Buckler	0	0	22,500/102,500	$118,602/$ 551,023

Larry G. Garberding	0	0	20,000/ 65,000	$118,602/$ 346,836

Douglas R. Gipson	0	0	16,500/ 45,500	$95,188/$ 236,938

(1)	Dollar amounts as of December 31, 2000.

Pension Plan Table

Average	Years of Benefit Service
Final
Compensation	5	10	15	20	25	30	35	40

$250,000	$17,500	$100,000	$112,500	$125,000	$137,500	$150,000	$156,250	$162,500
350,000	24,500	157,500	175,000	192,500	210,000	218,750	227,500	236,250
450,000	31,500	202,500	225,000	247,500	270,000	281,250	292,500	303,750
550,000	38,500	247,500	275,000	302,500	330,000	343,750	357,500	371,250
650,000	45,500	292,500	325,000	357,500	390,000	406,250	422,500	438,750
750,000	52,500	337,500	375,000	412,500	450,000	468,750	487,500	506,250
850,000	59,500	382,500	425,000	467,500	510,000	531,250	552,500	573,750
950,000	66,500	427,500	475,000	522,500	570,000	593,750	617,500	641,250
1,050,000	73,500	472,500	525,000	577,500	630,000	656,250	682,500	708,750

Note:	The above includes benefits payable by the Detroit Edison Employees Retirement Plan (the “Retirement Plan”), a tax-qualified defined benefit pension plan, as well as directly by Detroit Edison pursuant to several non-qualified defined benefit supplemental plans. Covered compensation under the Retirement Plan was $170,000 in 2000. The supplemental plans consider compensation and provide benefits in excess of the IRC limits that apply to compensation and benefits under the Retirement Plan.

Compensation used to calculate the benefits in the Pension Plans Table utilizes base salaries plus lump sums in lieu of base salary increases for the Retirement Plan portion of the calculation, and base salaries plus lump sums in lieu of base salary increases and Shareholder Value Improvement Plan lump sums for the supplemental plans portion of the calculation. The 2000 amounts of compensation for Messrs. Earley, Anderson, Buckler, Garberding and Gipson were $868,885, $477,830, $477,830, $451,499 and $321,260, respectively. The plans require certain years of service before benefits under the plans vest with the individual. Under all plans, Messrs. Earley, Anderson, Buckler, Garberding and Gipson have 7, 7, 27, 11 and 13 actual years of service, respectively. Messrs. Earley, Garberding and Gipson have 15, 25 and 14 years, respectively, of additional awarded service for the purpose of calculating benefits under one of the supplemental plans. Mr. Earley’s eligibility for the additional awarded service is subject to his meeting the eligibility requirements of that plan. The benefits are calculated based upon age, years of service (actual service and, for the supplemental plan referenced in the preceding two sentences, awarded service), final average compensation, management position at retirement and payment option selected. The form of benefit shown in the table is the annual benefit under a straight-life annuity with fifteen years’ payments guaranteed. Other actuarially equivalent forms of benefit are available under the Retirement Plan and the supplemental plans. Such benefits are not subject to any deductions for Social Security benefits. Effective January 1, 2001, DTE began implementation of a defined contribution approach to non-qualified retirement benefits, which may be payable in lieu of the benefits shown above in certain circumstances.

Stock Performance Graph

Comparison of Five Year Cumulative Shareholder Return
Value of $100 Invested December 31, 1995
(Includes Reinvested Dividends)

	1995	1996	1997	1998	1999	2000

DTE	$100.00	$100.19	$115.02	$150.27	$116.45	$152.82

S&P 500	$100.00	$122.96	$163.98	$210.85	$255.21	$231.98

DJEUIG	$100.00	$101.96	$131.49	$151.28	$128.89	$203.89

S&P 500 EUI	$100.00	$99.84	$126.04	$145.55	$117.36	$180.05

SEC rules require proxy statements to contain a performance graph comparing, over a five-year period, the performance of our common stock against Standard & Poor’s 500 Stock Index and against either a published industry or line-of-business index or a group of peer issuers. DTE chose the Dow Jones Electric Utility Industry Group (“DJEUIG”) index for this comparison. The graph assumes an initial investment of $100 on December 31, 1995, in DTE common stock, the S&P 500 Index and the DJEUIG index.

In 2000, DTE stock under performed the DJEUIG primarily due to continuing uncertainty surrounding both the proposed merger with MCN Energy and the restructuring of the electric industry in Michigan. The renegotiation of the merger with MCN reduced the merger price and extended the original April 15, 2001, opt-out date to December 31, 2001, to allow sufficient time to obtain the necessary regulatory approvals, as well as MCN shareholder approval of the revised terms. This increases transaction certainty by eliminating most, but not all, conditions to completing the merger. Subsequent to the announcement of the renegotiation, the Company’s stock price rose from $35.67 on February 27, 2001 to $38.36 on March 20, 2001. As of March 20, 2001, DTE Energy is now ranked second in year-to-date total return within the S&P 500 Electric Utility Industry index. In addition, the DJEUIG has changed substantially over the past five years. A number of companies included in the index in 1996 are no longer included, either because they were dropped or because they merged into other companies. Also, Dow Jones expanded the Electric Utility Industry Group index from 44 to 62 companies during 2000. As a result, the index now includes a number of Independent Power Producers, energy marketers and others whose performance does not represent the performance of integrated electric utilities. The Company believes that the companies included in the S&P 500 Electric Utility Industry index, which is also shown in the above graph, is a more representative comparison.

Miscellaneous Employment Matters

In 1995, irrevocable trusts were established to provide a source of funds to assist DTE and Detroit Edison in meeting their liabilities under certain director and executive compensation plans described previously. DTE and Detroit Edison will make contributions to the trusts from time to time in amounts determined in accordance with the provisions of the trusts sufficient to pay benefits when due to participants under such plans. Notwithstanding the trusts, these plans are not qualified or funded and amounts on deposit in the trusts are subject to the claims of DTE’s or Detroit Edison’s general creditors, as the case may be.

The Company has entered into Change-in-Control Severance Agreements with certain officers including Messrs. Earley, Anderson, Buckler, Garberding and Gipson. These agreements provide for severance compensation in the event that the named executives are terminated (actually or constructively) as a result of, and within two years of, a change in control of the Company. Generally, a change in control occurs for purposes of these agreements if the Company or its assets are acquired by another company or the Company merges with another company and less than 55% of the new or acquiring company’s combined voting stock is held by holders of the voting stock of the Company immediately prior to the change in control transaction. Certain other events, including significant acquisitions of Company stock or changes in the Board also constitute a change in control for this purpose. The severance amounts equal 300% of base salary plus target incentive payments under the Annual Incentive Plan. In addition, the covered executives would receive an additional two years of age and service for purposes of the Management Supplemental Benefit Plan (“MSBP”), continued welfare benefits for two years or an equivalent cash payment, additional protection under the Annual Incentive Plan and indemnification for any excise taxes. Those participants in the MSBP who meet certain age and service requirements would be eligible for an immediate benefit under the MSBP. The Company established a revocable trust, which is currently unfunded, to provide a source of funds for amounts that may be owing pursuant to the Change-in-Control Severance Agreements. In addition, the Stock Incentive Plan provides that all options, restricted stock awards, performance shares and performance units will become exercisable or vested or will be earned (as applicable) on a change in control. Although this acceleration provision appears in the Stock Incentive Plan, the excise tax indemnification provisions of the Change-in-Control Severance Agreements (for officers covered by such Agreements) will apply to any taxes incurred as a result of the acceleration.

Messrs. Earley and Garberding have employment contracts with Detroit Edison. Mr. Earley’s contract provides that retirement benefits will be calculated to reflect a specified amount for full years of service prior to attaining eligibility in MSBP. Mr. Garberding’s contract provides certain benefits for retiree health and life insurance and dependent life insurance available to all employees who satisfy certain length of service requirements, which length of service requirements Mr. Garberding cannot achieve due to mandatory retirement.

Compensation Committee Interlocks and Insider Participation

Mr. Eugene A. Miller is the Chairman, President and Chief Executive Officer of Comerica Bank of which Mr. Anthony F. Earley, Jr. is a director. Mr. Terence E. Adderley is the Chairman, President and Chief Executive Officer of Kelly Services, Inc. In 2000, the Company paid $460,480 to Kelly Services, Inc. for temporary help and consulting services. Both Mr. Miller and Mr. Adderley serve on the Organization and Compensation Committee. There are no interlocks with any other member of the Organization and Compensation Committee or any member of the Special Committee on Compensation.

Item 2.  Approval of DTE Energy 2001 Stock Incentive Plan

Q:  What is the Stock Incentive Plan?

A:	The Stock Incentive Plan is a plan that permits DTE to offer selected employees and outside directors the opportunity to participate in DTE’s growth through the grant of stock-based awards. Participants may receive stock options, stock awards, performance shares, performance units, or a combination of these awards. Shares of DTE common stock may be issued under the Stock Incentive

Plan from DTE’s authorized but unissued common stock, or outstanding common stock may be acquired in a participant’s name by or on behalf of DTE.

The Stock Incentive Plan is a February 2001 amendment and restatement of The Detroit Edison Company Long-Term Incentive Plan. The Detroit Edison Company Long-Term Incentive Plan was adopted by DTE as its plan effective January 1, 1996. The amended and restated Stock Incentive Plan has been updated for changes in the law, incorporates additional performance objectives, offers administrative flexibility, removes stock appreciation rights as a type of award, and allows non-employee directors to participate. The Stock Incentive Plan as amended and restated also increases the number of shares of DTE common stock available for awards under the plan and modifies other award limitations to ensure competitive levels of award opportunities, while permitting grants made under the plan to qualify as performance-based compensation, exempt from the deduction limitations of IRC Section 162(m).

Q:  What am I being asked to do?

A:	DTE is asking you to approve the terms of the Stock Incentive Plan. This section of the Proxy Statement summarizes the significant features of the Stock Incentive Plan. The summary is subject, in all respects, to the terms of the Stock Incentive Plan. DTE will provide promptly, upon request and without charge, a copy of the full text of the Stock Incentive Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Corporate Secretary of the Company at its principal business address.

Q:  Who is eligible to participate?

A:	Any employee of DTE or an entity in which DTE has a direct or indirect ownership or other equity interest (“Subsidiary”) and any member of the Board, whether or not employed by DTE, is eligible to participate if the plan administrator determines that the employee or director has contributed significantly, or may be expected to contribute significantly to the profits or growth of DTE or a Subsidiary. The group consists of approximately 9,000 persons. An eligible employee or director becomes a participant if he or she is selected to receive a Stock Incentive Plan award by the plan administrator. Other than annual awards of DTE common stock made to non-employee Board members before 1999, awards could not be made to non-employee Board members or employees subject to a collective bargaining agreement prior to the Stock Incentive Plan’s amendment and restatement. The change in eligibility is intended to enhance administrative efficiency and flexibility and reflect changes to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that pertain to non-employee director awards.

Q:  Who administers the Stock Incentive Plan and how are awards made?

A:	The Special Committee on Compensation administers the Stock Incentive Plan with respect to awards made to employees of DTE or a Subsidiary, unless another committee of outside directors is appointed for this purpose. Any other committee, like the Special Committee on Compensation, would be composed solely of directors who satisfy certain tax and securities requirements that affect awards made to executive officers. The Special Committee on Compensation or other committee may delegate to the Chief Executive Officer all or part of its authority and duties as to awards made to individuals not subject to Section 16 of the Exchange Act. The Board administers the Stock Incentive Plan with respect to awards made to members of the Board who are not employees of DTE or a Subsidiary. Administration of the Stock Incentive Plan has been updated in the amendment and restatement to reflect changes to Rule 16b-3 under the Exchange Act and to satisfy IRC Section 162(m). References in this summary to the “plan administrator,” include references to the Special Committee on Compensation, any other committee appointed in its place, the Chief Executive Officer of DTE, or the Board, as the context requires.

The plan administrator has the authority to determine the persons to whom awards will be made, to select the type, size and timing of each award, to set the terms and provisions of each award, and to establish rules and policies for the Stock Incentive Plan. The plan administrator may not, however, grant to any participant in a single calendar year: (1) options for more than 500,000 shares of common stock; (2) stock awards for more than 150,000 shares of common stock; (3) performance share awards for more than 200,000 shares of common stock (based on the maximum payout under the award); or (4) more than 1,000,000 performance units, which have a face amount of $1.00 each. These award limits represent an increase from those in effect prior to the amendment and restatement of the Stock Incentive Plan. Under the prior version of the plan, no participant could receive options for more than 300,000 shares of common stock during any period of five consecutive calendar years; nor could any participant receive stock awards, performance shares and performance units having an aggregate value as of their respective dates of grant in excess of $750,000 in any calendar year or in excess of $3,500,000 in any period of five consecutive calendar years. The increases under the amended and restated plan are intended to ensure that competitive award opportunities are available to key management personnel, to make DTE’s awards program easier to administer and to permit stock-based awards to executive officers to qualify as deductible performance-based compensation under IRC Section 162(m).

Q:	How many shares of DTE common stock may be issued or acquired and delivered under the Stock Incentive Plan?

A:	The maximum aggregate number of shares of DTE common stock that may be issued or acquired and delivered under the Stock Incentive Plan pursuant to the exercise of options, the grant of stock awards and the settlement of performance shares and performance units is 18,000,000, subject to adjustment in the event of certain changes in capitalization or other corporate transactions. If (i) an option is terminated, in whole or part, for any reason other than its exercise for shares of common stock; or (ii) a stock award is forfeited, in whole or in part; or (iii) an award of performance shares or performance units is terminated, in whole or in part for any reason other than its settlement in shares of common stock, the number of shares subject to the terminated or forfeited portion of the award will again be available for issuance under the Stock Incentive Plan.

The aggregate limit on shares issuable under the Stock Incentive Plan represents an increase from the 7,200,000-share limit previously approved by shareholders under the plan as in effect prior to the 2001 amendment and restatement. Thus, the amended and restated plan increases the aggregate share authorization by 10,800,000 shares, rather than representing an additional 18,000,000 authorized shares.

In addition, the amended and restated plan removes the aggregate limit of 25,000,000 performance units that may be granted under the plan and replaces it with a limit that applies to stock awards, performance shares and performance units. Under the new limit, (i) the number of shares of common stock that may be subject to stock awards and performance shares (whether or not the performance shares ultimately are settled in cash) granted under the Stock Incentive Plan plus (ii) the number of shares of common stock equal in value (as of the date of grant) to the value of performance units granted under the Stock Incentive Plan may not exceed 20% of the total number of shares of common stock authorized for issuance or delivery under the Stock Incentive Plan. To the extent that a portion of a stock award, award of performance shares or award of performance units is forfeited, the number of shares of common stock subject to the forfeited portion of the stock award or award of performance shares, and the number of shares equal in value (as of the date of grant) to the value of the forfeited portion of the performance units will again be available for purposes of the limit described in the preceding sentence.

Q:  What is an option?

A:	A stock option entitles a participant to purchase shares of DTE common stock from DTE at the option price. The option price will be fixed by the plan administrator but cannot be less than the fair market value of DTE common stock on the date of grant of the option. The fair market value of a share of DTE common stock as of March 20, 2001 was $38.67. The option price may be paid in cash, cash equivalent acceptable to the plan administrator, or with unrestricted shares of DTE common stock. Prior to the amendment and restatement, an option agreement could permit a participant to exercise an option using other consideration including, for non-qualified options (discussed below), restricted shares of common stock. The maximum period in which an option may be exercised will be fixed by the plan administrator on the date of grant, but cannot exceed ten years from the date of grant. The plan administrator also establishes, on the date of grant, the terms on which the option may be exercised and the consequences of termination of employment. Options granted under the Stock Incentive Plan may be either non-qualified options or incentive stock options. The Federal income tax consequences of the two types of options differ, as described below.

No Federal income tax is recognized by a participant at the time an option is granted. If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the option. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a non-qualified stock option is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price. The employer (either DTE or a Subsidiary) will be entitled to claim a Federal income tax deduction on account of the exercise of a non-qualified option equal to the amount of ordinary income recognized by the participant. The employer will not be entitled to a Federal income tax deduction on account of the grant or exercise of an incentive stock option, but may claim a Federal income tax deduction on account of certain dispositions of DTE common stock acquired on exercise of an incentive stock option.

Q:  What is a stock award?

A:	A stock award is an award of DTE common stock. A stock award may be forfeitable or subject to certain restrictions on transfer, or both, unless conditions prescribed by the plan administrator on the date of grant are satisfied. The conditions may include a requirement that the participant continue employment with DTE or that stated performance objectives be achieved. The participant generally is entitled to vote and receive dividends on the stock award prior to the time the shares become non-forfeitable or transferable. The amended and restated plan removes minimum three- and one-year vesting periods for non-performance-based and performance-based stock awards, respectively. DTE anticipates that the plan administrator will continue to grant stock awards that are subject to performance-based vesting.

A participant recognizes ordinary income on the first day that the shares subject to the restricted stock award are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized equals the fair market value of the shares on that date. The participant’s employer is entitled to a Federal income tax deduction equal to the ordinary income recognized by the participant.

Q:  What is an award of performance shares?

A:	A performance share award entitles the participant to receive a specified number of shares of DTE common stock or a cash payment equal to the fair market value of a specified number of shares. Participants may also receive dividend equivalent payments, on terms provided in the award agreement. The plan administrator may prescribe that performance shares will be earned only on satisfaction of performance objectives during a performance measurement period of at least one year or upon satisfaction of other requirements. The plan administrator will also specify the consequences of termination of employment. To the extent that performance shares are earned, the obligation may be settled in cash, DTE common stock, or a combination of the two. Settlement will occur at the time specified by the plan administrator. The amended and restated Stock Incentive Plan broadens the basis on which performance shares may be earned. Although DTE anticipates that the plan administrator will continue to grant performance shares that will be earned only on achievement of performance objectives over a multi-year performance period, the amended and restated plan also allows performance shares to be granted in consideration of past performance or to be earned based on other criteria, such as continued service.

A participant recognizes ordinary income on the settlement of a performance share award equal to any cash that is paid and the fair market value of common stock (on the date the shares are first transferable or not subject to a substantial risk of forfeiture) that is received in settlement of the award. The participant’s employer is entitled to a Federal income tax deduction equal to the amount of ordinary income recognized by the participant.

Q:  What is a performance unit award?

A:	A performance unit award entitles the participant to receive a payment equal to $1.00 per performance unit if certain standards are met. The plan administrator will prescribe the performance objectives and other requirements that must be satisfied before a performance unit is earned and specify the consequences of termination of employment. The period in which performance is measured will be at least one year. To the extent that performance units are earned, the obligation may be settled in cash, DTE common stock, or a combination of the two.

A participant recognizes ordinary income on the settlement of a performance unit award equal to any cash that is paid and the fair market value of common stock (on the date the shares are first transferable or not subject to a substantial risk of forfeiture) that is received in settlement of the award. The participant’s employer is entitled to a Federal income tax deduction equal to the amount of ordinary income recognized by the participant.

Q:  What performance objectives may be used?

A:	Vesting, settlement or exercise of an award made under the Stock Incentive Plan may be conditioned upon the achievement of specified performance objectives by DTE, a Subsidiary, or a division of DTE or a Subsidiary. The performance objectives may be stated with respect to (i) shareholder value growth based on stock price and dividends, (ii) customer price, (iii) customer satisfaction, (iv) growth based on increasing sales or profitability of one or more business units, (v) performance against the companies in the DJEUIG index, the companies in the S&P 500 Electric Utility Industry index, a peer group or similar benchmark selected by the Special Committee on Compensation, (vi) earnings per share growth, (vii) employee satisfaction, (viii) nuclear plant performance achievement, (ix) return on equity, (x) economic value added, (xi) cash flow, (xii) earnings growth, (xiii) integration success, (xiv) diversity, (xv) safety, or (xvi) production cost or such other measures as may be selected by the plan administrator. Each of the performance objectives described in the preceding sentence may be stated with respect to the performance of DTE, a Subsidiary or a division of DTE or a Subsidiary. The performance objectives listed in items (v) through (xvi) were incorporated into the Stock Incentive Plan in 2000 and as part of the amendment and restatement of the plan in 2001 to increase the plan administrator’s ability to make grants that qualify as deductible performance-based compensation for purposes of IRC Section 162(m).

Q:  How many awards have been granted under the Stock Incentive Plan?

A:	As of February 1, 2001, Mr. Earley has received options for a total of 249,000 shares, performance restricted stock awards covering 53,000 shares, and performance share awards covering 20,000 shares; Mr. Anderson has received options for a total of 125,000 shares, performance restricted stock awards covering 30,000 shares, and performance share awards covering 10,000 shares; Mr. Buckler has received options for a total of 125,000 shares, performance restricted stock awards covering 27,000 shares, and performance share awards covering 10,000 shares; Mr. Garberding has received options for a total of 85,000 shares, performance restricted stock awards covering 25,500 shares, and performance share awards covering 5,000 shares; and Mr. Gipson has received options for a total of 62,000 shares, performance restricted stock awards covering 16,000 shares, and performance share awards covering 3,500 shares. As of February 1, 2001, current executive officers as a group have received options for a total of 992,500 shares, performance and non-performance restricted stock awards covering 231,000 shares, and performance share awards covering 70,000 shares. All current directors and nominees for the position of director (who are not executive officers) have received a total of 7,800 shares of common stock. Mr. Lobbia received awards under the Stock Incentive Plan when he was an executive officer, prior to his becoming a non-employee director, as follows: options for a total of 35,000 shares and performance restricted stock awards covering 48,000 shares (of which 10,950 were forfeited upon his retirement as an executive officer). As of February 1, 2001, all employees other than executive officers have received options for a total of 2,077,400 shares, performance and non-performance restricted stock awards covering 157,565 shares and performance share awards covering 54,650 shares. Certain awards granted in March, 2001 to executive officers were made subject to shareholder approval of the amended Stock Incentive Plan. These awards are included in the New Plan Benefits table below.

Q:  May participants defer the receipt of awards?

A:	Participants may be permitted or required to defer the settlement of awards in cash or the issuance or delivery of common stock under rules and procedures established by the Special Committee (or other committee, if any, appointed to administer the Stock Incentive Plan).

Q:  Can the Stock Incentive Plan be amended?

A:	The Board may amend or terminate the Plan at any time, but no amendment or termination may adversely affect an outstanding award without a participant’s consent. No amendment that increases the aggregate number of shares of common stock that may be issued or delivered under the Stock Incentive Plan or permits the exercise of an option at a price less than the fair market value of the underlying stock on the date of grant of the option may become effective until shareholder approval is obtained. Shareholder approval is also required in order for the plan administrator to reduce the option price of any outstanding option or replace an outstanding option with new awards having a lower option price or initial value. The amended and restated plan eliminates required shareholder approval for any modification that causes an award to cease to qualify as exempt for purposes of Rule 16b-3 under the Exchange Act or IRC Section 162(m), although the Stock Incentive Plan is structured to permit compliance with these rules.

Q:  How long does the Stock Incentive Plan remain in effect?

A:	No awards may be granted under the Stock Incentive Plan more than ten years after the amendment and restatement of the plan was adopted by the Board. Awards granted before that date will remain valid in accordance with their terms.

Q:  What happens in the event of a change in control of DTE?

A:	The amendment and restatement of the Stock Incentive Plan adds change in control provisions. In the event of a change in control (i) all options become fully exercisable, (ii) all stock awards become non-forfeitable and transferable, and (iii) all performance shares and performance units are earned, with the amount earned being the amount payable assuming attainment of the greater of target or actual performance levels through the date of the change in control. The accelerated exercisability, vesting or payment described in the preceding sentence may constitute a parachute payment, which may subject the affected participant to an excise tax imposed by IRC Section 4999. Consequently, the accelerated exercisability, vesting or payment is limited if, and to the extent that, the limitation will permit an affected participant to receive a greater net after-tax amount than he or she would receive absent the limitation. The limitation shall not apply to participants who are entitled to an indemnification of excise taxes by DTE under change in control severance agreements or otherwise. Generally, a change in control occurs for purposes of the Stock Incentive Plan if DTE or its assets are acquired by another company or DTE merges with another company and less than 55% of the new or acquiring company’s combined voting stock is held by holders of voting stock of DTE immediately prior to the transaction. Shareholder approval of a liquidation or dissolution is also considered a change in control. With respect to awards outstanding at the time the Board adopted the amendment and restatement of the Stock Incentive Plan, certain other events, including changes in the composition of the Board or significant acquisitions of DTE stock, may also constitute a change in control if provided in an award agreement.

New Plan Benefits

Stock Incentive Plan

	Number of Shares Subject to Awards

		Performance
		Restricted	Performance
Name and Position	Options	Stock	Shares

Anthony F. Earley, Jr.	75,000	25,000	25,000
Chairman of the Board, Chief Executive Officer and President and Chief Operating Officer

Gerard M. Anderson	30,000	6,000	6,000
President and Chief Operating Officer DTE Energy Resources

Robert J. Buckler	30,000	6,000	6,000
President and Chief Operating Officer DTE Energy Distribution

Larry G. Garberding	20,000	3,000	3,000
Executive Vice President and Chief Financial Officer

Douglas R. Gipson	15,000	3,000	3,000
Executive Vice President and Chief Nuclear Officer (Detroit Edison)

Executive Group	321,000	68,500	68,500

Note:  Awards shown for the named executive officers and the executive group are awards made in March 2001 subject to shareholder approval of the Stock Incentive Plan. Awards for 2001 for the non-executive officer employee group were not determinable prior to the filing of this Proxy Statement. Aggregate awards made to this group prior to filing are shown above under the question, “How many awards have been granted under the Stock Incentive Plan?” No awards were made to non-employee directors as of the date of filing of this Proxy Statement or during 2000 under the Stock Incentive Plan. Options become exercisable for 50% of the shares subject thereto on the first anniversary of the date of grant, for an additional 25% of the shares on the second anniversary of the date of grant and the final 25% on the third anniversary of the date of grant. Restricted stock awards become vested on December 31, 2003. Between 0% and 200% of the performance shares will be earned, depending on the level of performance achieved, at the end of a three-year period ending December 31, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE DTE 2001 STOCK INCENTIVE PLAN

Item 3.  Approval of Annual Incentive Plan

Q:  What is the Annual Incentive Plan?

A:  The Annual Incentive Plan is a plan that offers annual cash incentive awards to selected key executives, with payment based on attainment of specified performance objectives set by the Special Committee on Compensation. The Annual Incentive Plan is an unfunded plan, although DTE may segregate assets that it intends to use to satisfy its obligations under the Annual Incentive Plan as long as those assets remain subject to the claims of the creditors of DTE and participating employers. The Annual Incentive Plan was adopted by the Board in January 1997. The Board adopted amendments to the Annual Incentive Plan in February 2001 to permit payments made under the Annual Incentive Plan to qualify as performance-based compensation, exempt from the deduction limits imposed by IRC Section 162(m).

Q:  What I am being asked to do?

A:  DTE is asking you to approve the terms of the Annual Incentive Plan, as amended. This section of the Proxy Statement summarizes the significant features of the Annual Incentive Plan. The summary is subject, in all respects, to the terms of the Annual Incentive Plan. DTE will provide promptly, upon request and without charge, a copy of the full text of the Annual Incentive Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Corporate Secretary at the Company’s principal business address.

Q:  Who is eligible to participate?

A:  Any key executive of DTE or a Subsidiary is eligible to participate. This group consists of approximately 20 persons. An eligible employee becomes a participant in the Annual Incentive Plan if he or she is selected to receive an award by the Special Committee on Compensation.

Q:  Who Administers the Annual Incentive Plan and how are awards made?

A:  The Special Committee administers the Plan, unless another committee of outside directors is appointed for this purpose by the Board. Any other committee, like the Special Committee on Compensation, would be composed solely of directors who satisfy the IRC Section 162(m) criteria that permit Annual Incentive Plan awards to qualify as deductible performance-based compensation.

Not later than 90 days after the beginning of the plan year, which is the calendar year, the Special Committee on Compensation establishes in writing the (1) performance objectives for that year’s awards, (2) minimum, target and maximum or other specified levels of performance needed to earn specified award payments for that year, and (3) the relative weight to be given to each performance objective in determining the amount of the award payment. The maximum amount that may be earned by any person under the Annual Incentive Plan in a single calendar year is $6 million, although it is anticipated that only a small percentage, if any, of the award payments made under the Annual Incentive Plan will approach that amount. The Special Committee on Compensation reserves the right to reduce the amount payable to any participant under an award. If required in order for an Annual Incentive Plan payment subject to IRC Section 162(m) to qualify as performance-based compensation, if qualification is intended, the payment will be made only to the extent the Special Committee on Compensation certifies that applicable performance objectives and other terms of the award have been satisfied.

Q:  What performance objectives may be used?

A:  Each year, the Special Committee on Compensation selects performance objectives for the awards made that year. The performance objectives may be stated with respect to (i) shareholder value growth based on stock price and dividends, (ii) customer price, (iii) customer satisfaction, (iv) growth based on increasing sales or profitability of one or more business units, (v) performance against the companies in the DJEUIG index, the companies in the S&P 500 Electric Utility Industry index, a peer group or similar benchmark selected by the Special Committee on Compensation, (vi) earnings per share growth, (vii) employee satisfaction, (viii) nuclear plant performance achievement, (ix) return on equity, (x) economic value added, (xi) cash flow, (xii) earnings growth, (xiii) integration success, (xiv) diversity, (xv) safety, or (xvi) production cost or such other measures as may be selected by the Special Committee on Compensation. Each of the performance objectives described in the preceding sentence may be stated with respect to the performance of DTE, a Subsidiary or a division of DTE or a Subsidiary.

Q:  May participants defer the receipt of award payments?

A:  Participants may be permitted or required to defer receipt of award payments in accordance with procedures established by the Special Committee on Compensation.

Q:  What happens to a participant’s award on termination of employment?

A:  A participant forfeits an outstanding award upon termination of employment during the plan year, unless the termination is due to disability, death or retirement. In those circumstances, a pro rata portion of the award will be paid based on actual attainment of performance objectives during the year. As with awards of active participants, the payment is subject to reduction by the Special Committee on Compensation.

Q:  Can the Annual Incentive Plan be amended or terminated?

A:  The Board can amend, suspend or terminate the Plan in any manner it deems appropriate, at any time.

Q:  What happens in the event of a change in control of DTE?

A:  Special provisions apply in the event of a change in control that may differ from provisions described above. For example, no amendment or termination of the Annual Incentive Plan is permitted if it would adversely affect outstanding awards or awards for years ending prior to the change in control. Likewise, no modification, reduction or cancellation of those awards is permitted by the Special Committee on Compensation. No certification of performance objectives is required as a condition of payment following a change in control. Generally, a change in control occurs for purposes of the Annual Incentive Plan if DTE or its assets are acquired by another company or DTE merges with another company and less than 55% of the new or acquiring company’s combined voting stock is held by holders of voting stock of DTE immediately prior to the transaction. Shareholder approval of a liquidation or dissolution is also considered a change in control.

New Plan Benefit

Annual Incentive Plan

Name and Position	Dollar value $

Anthony F. Earley, Jr.	$1,105,971
Chairman of the Board, Chief Executive Officer and President and Chief Operating Officer

Gerard M. Anderson	$389,610
President and Chief Operating Officer DTE Energy Resources

Robert J. Buckler	$389,610
President and Chief Operating Officer DTE Energy Distribution

Larry G. Garberding	$365,581
Executive Vice President and Chief Financial Officer

Douglas R. Gipson	$191,945
Executive Vice President and Chief Nuclear Officer (Detroit Edison)

Executive Officers Group	$3,703,127

Note:  Amounts payable under the Annual Incentive Plan for 2001 were not determinable at the time this Proxy Statement was filed. Amounts shown in the table are amounts earned by executives under the Annual Incentive Plan for 2000. Non-executive employees and non-employee directors do not participate in the Annual Incentive Plan, as amended in 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE DTE ANNUAL INCENTIVE PLAN.

Item 4.  Ratification of Appointment of Independent Auditors

Subject to ratification by the shareholders, the Board has appointed Deloitte & Touche LLP as independent auditors of DTE for the year 2001. Deloitte & Touche LLP has performed this function since 1995.

Representatives of Deloitte & Touche LLP will be present at the annual meeting and will be afforded an opportunity to make a statement, if they desire, and to respond to appropriate questions from shareholders.

Audit Fees

The fees billed by Deloitte & Touche LLP for professional services rendered for the audit and the quarterly reviews of the Company’s financial statements in filings with the Securities and Exchange Commission for 2000 equal $659,352.

Financial Information Systems Design and Implementation Fees

Deloitte & Touche LLP and its affiliates also billed the Company $1,376,634 for financial information systems design and implementation services performed during 2000.

All Other Fees

Deloitte & Touche LLP and its affiliates also billed the Company $4,392,636 for other professional services in addition to audit and financial information systems design and implementation fees.

Report of the Audit Committee

The Company has an Audit Committee comprised entirely of independent directors. The Board has adopted a written charter for the Audit Committee, attached hereto as Appendix A. The Audit Committee has discussed with independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. Disclosures regarding their independence as required by Independence Standards Board Statement No. 1 were received from the independent auditors and discussed with them. The Audit Committee has considered whether the services provided by the independent auditors other than those services relating to audit services are compatible with maintaining the independence of the accountants. The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management and the independent auditors. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2000.

Audit Committee

David Bing, Chair
Lillian Bauder
Theodore S. Leipprandt

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS.

Item 5.  Other Information

As to Other Business Which May Come Before the Meeting

Management of DTE does not intend to bring any other business before the meeting for action and has not been notified of any other business proposed to be brought before the meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their judgment on such business.

2002 Annual Meeting of Shareholders

•	Action from the floor: Under the Company’s Bylaws, if a shareholder wishes to ask the shareholders from the floor to consider business at an annual meeting, or to nominate a candidate for director from the floor at the meeting, the shareholder must give notice and certain information to the Corporate Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting. The Company’s Bylaws also provide that the annual meeting of shareholders will be held on the fourth Wednesday of April in each year or at such other date as may be fixed by the Board. When the date for an annual meeting is fixed by the Board, it will be announced as soon as practicable after the date is fixed. (Also see page 8 for additional information on recommendations for nominations from shareholders.) These dates do not apply to shareholder proposals for inclusion in the Proxy Statement which are discussed below. Specific information regarding this requirement can be obtained from the Corporate Secretary of DTE.

•	Shareholder Proposals: Shareholder proposals to be considered for inclusion in the Proxy Statement for the 2002 Annual Meeting must be received by the Corporate Secretary of DTE at its principal business address no later than 5 p.m. Detroit time on November 27, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934 requires the Company’s directors and officers to file reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates with the SEC and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company’s directors and officers regarding the necessity of filing a report, the Company believes that during 2000 all filing requirements were met on a timely basis.

Solicitation of Proxies

The Company paid $10,000 plus out-of-pocket expenses to Morrow & Co., Inc. to help distribute proxy materials and solicit votes. DTE will pay the cost to solicit proxies, which will be done mainly by mail. Directors and officers of DTE and employees of its affiliates may solicit proxies either personally or by telephone, facsimile transmission or via the internet.

IMPORTANT

The interest and cooperation of all shareholders in the affairs of DTE are considered to be of the greatest importance by your management. Even though you expect to attend the annual meeting, it is urgently requested that, whether your share holdings are large or small, you promptly fill in, date, sign and return the enclosed proxy card in the envelope provided or vote by telephone or on the internet. If you will do so now, the Company will be saved the expense of follow-up notices.

Exhibit A

DTE Energy Company

Audit Committee Charter

The Board of Directors hereby constitutes and establishes an Audit Committee with authority, responsibility and specific duties as described below.

I.   Purpose

The purpose of the Audit Committee is to assist the Board of Directors in the discharge of its fiduciary responsibility relating to: review of the Company’s system of internal controls, presentation of and disclosure in the Company’s financial statements, consideration of recommendations from independent auditors and internal auditors, and recommendation of the appointment of independent auditors for ratification by the Company’s shareholders (the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee). The Audit Committee shall also facilitate communication among the Company’s management, internal auditors and the independent auditors.

II.  Authority

The Audit Committee shall have the authority to perform the duties listed in this Charter. The Committee is empowered to investigate any activity of the Company or its subsidiaries. If the Committee believes it is advisable or necessary to retain persons with specific expertise to assist it in fulfilling its responsibilities, the Committee will in its sole discretion proceed.

III. Composition

The Committee shall consist of at least three directors, all of whom meet the independence requirements of Section 303.01 of the New York Stock Exchange Listed Company Manual. Committee members shall serve for a one-year term. Each year, at the annual meeting of Directors, the Chairman of the Board and Chief Executive Officer shall submit a list of Directors, with one designated as Audit Committee Chair, for consideration and approval by the Board. Each member of the Committee shall be financially literate, or will become so in a reasonable period of time. One or more members of the Committee shall have accounting or financial management expertise.

IV. Meetings

The Committee shall meet a minimum of three times per year. Additional meetings may be convened by the Chair as considered necessary. Time and place of the meetings and the meeting agenda are to be determined by the Chair with assistance from Management and the Company’s independent auditors.

In addition to the attendance of Committee members at such meetings, the Chairman of the Board, President, appropriate financial officers and the General Auditor shall regularly attend such meetings as members of Management along with the independent auditors. The Company’s Secretary shall attend and record the minutes.

The Committee shall have the authority to meet privately with any persons, at its discretion.

V.  Specific Duties

Specific duties of the Audit Committee are as follows:

a)	Review the Company’s system of internal controls and its accounting policies and procedures with Management, internal Auditing, and the independent auditors.

A-1

b)	Review the scope of the annual audit prior to the start of work by the independent auditors.

c)	Review the scope of significant non-audit services to be performed by the independent auditors prior to the start of work.

d)	Review fees to be charged by the independent auditors, prior to the start of work.

e)	Review with the independent auditors, the results of the annual audit and the annual financial statements and the report thereon prior to submission to the full Board of Directors. Recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report in Form 10-K.

f)	Recommend to the Board of Directors the selection, evaluation and replacement of a firm of independent auditors for each succeeding fiscal year.

g)	Review contemplated changes in accounting policies proposed by the Company and its independent auditors, as well as changes in accounting, reporting and auditing policy promulgated by professional bodies.

h)	Review the scope of work to be performed by internal Auditing as well as the coordination of work with the independent auditors.

i)	Obtain reasonable assurance that prohibited or questionable expenditures are not made, and that conflicts of interest are identified and addressed on a timely basis.

j)	Request special studies or investigations as deemed necessary or advisable.

k)	Provide advice and consent to the Chief Executive Officer regarding the appointment to, and removal from, the position of General Auditor.

l)	Provide a report in the Company’s Proxy Statement that informs shareholders of the Audit Committee’s oversight with respect to financial reporting.

m)	Review and assess the adequacy of the Audit Committee Charter annually.

n)	Confirm and obtain receipt from the independent auditors of the written independence disclosure required by the Independence Standards Board Standard No. 1.

A-2

DTE Energy Company

2001 Stock Incentive Plan

ARTICLE I

Definitions

1.01.  Accounting Firm

Accounting Firm means the public accounting firm retained as the Company’s independent auditor as of the date immediately prior to the Change in Control, unless another firm is designated by the Committee.

1.02.  Administrator

Administrator means (i) the Board, with respect to awards made under this Plan to members of the Board who are not employees of the Company or a Subsidiary and (ii) the Committee or the Chief Executive Officer of the Company to the extent responsibilities are delegated to him by the Committee in accordance with Article III with respect to awards made under this Plan to all other persons.

1.03.  Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares, an award of Performance Units or an Option granted to such Participant.

1.04.  Board

Board means the Board of Directors of the Company.

1.05.  Capped Parachute Payments

Capped Parachute Payments means the largest amount of Parachute Payments that may be paid to a Participant without liability for any excise tax under Code Section 4999.

1.06.  Change in Control

Change in Control means the occurrence of any of the following events:

(i) The consummation of a transaction in which the Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such transaction less than 55% of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

(ii) The consummation of a sale or transfer in which the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than 55% of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate (directly or through ownership of Voting Stock of the Company or a Subsidiary) by the holders of Voting Stock of the Company immediately prior to such sale or transfer; or

(iii) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

1

1.07.  Code

Code means the Internal Revenue Code of 1986, as amended.

1.08.  Committee

Committee means the Special Committee on Compensation, or such other Board committee as may be designated from time to time by the Board, provided that any such committee is composed solely of individuals who are “Non-Employee Directors,” as the term is used in Rule 16b-3 under the Exchange Act, and “Outside Directors,” as the term is used in Section 162(m) of the Code and Treasury Regulations promulgated thereunder.

1.09.  Common Stock

Common Stock means common stock of the Company.

1.10.  Company

Company means DTE Energy Company, a Michigan corporation, or any successor corporation.

1.11.  Control Change Date

Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.12.  Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended.

1.13.  Fair Market Value

Fair Market Value means, on any given date, the average of the high and low sales prices of Common Stock as listed on the New York Stock Exchange Composite tape. If, on any given date, no share of Common Stock is traded, then Fair Market Value shall be determined with reference to the next preceding day that Common Stock was so traded.

1.14.  Incentive Stock Option

Incentive Stock Option means an Option that satisfies the requirements of Section 422 of the Code and is intended by the Administrator to be an Incentive Stock Option.

1.15.  Net After Tax Amount

Net After Tax Amount means the amount of any Parachute Payments or Capped Parachute Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any state or local income taxes applicable to a Participant with respect to such payments as in effect for the year for which the determination is made. The determination of the Net After Tax Amount shall be made using the highest combined marginal rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Parachute Payments, as applicable, in effect for the year for which the determination is made.

1.16.  Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

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1.17.  Parachute Payment

Parachute Payment means a payment that is described in Code Section 280G(b)(2) (without regard to whether the aggregate present value of such payments exceeds the limit prescribed by Code Section 280G(b)(2)(A)(ii)). The amount of any Parachute Payment shall be determined in accordance with Code Section 280G and the Treasury Regulations promulgated thereunder, or, in the absence of final regulations, the proposed Treasury Regulations promulgated under Code Section 280G.

1.18.  Participant

Participant means an employee of the Company or a Subsidiary, and any member of the Board, whether or not such Board member is an employee of the Company or a Subsidiary, who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an award of Performance Units or a combination thereof.

1.19.  Performance Objectives

Performance Objectives means objectives stated with respect to (i) shareholder value growth based on stock price and dividends, (ii) customer price, (iii) customer satisfaction, (iv) growth based on increasing sales or profitability of one or more business units, (v) performance against the companies in the Dow Jones Electric Utility Industry Group index, the companies in the S&P 500 Electric Utility Industry index, a peer group or similar benchmark selected by the Committee, (vi) earnings per share growth, (vii) employee satisfaction, (viii) nuclear plant performance achievement, (ix) return on equity, (x) economic value added, (xi) cash flow, (xii) earnings growth, (xiii) integration success, (xiv) diversity, (xv) safety, or (xvi) production cost or such other measures as may be selected by the Administrator. Each of the Performance Objectives may be stated with respect to the performance of the Company, a Subsidiary or a division of the Company or a Subsidiary.

1.20.  Performance Shares

Performance Shares means an award, in the amount determined by the Administrator, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.21.  Performance Units

Performance Units means an award with a face amount of $1.00 per Performance Unit that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.22.  Plan

Plan means the DTE Energy Company 2001 Stock Incentive Plan.

1.23.  Rule 16b-3

Rule 16b-3 means Rule 16b-3 under the Exchange Act.

1.24.  Stock Awards

Stock Award means Common Stock awarded to a Participant under Article VII.

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1.25.  Subsidiary

Subsidiary means a corporation, partnership, joint venture, limited liability company, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest.

1.26.  Voting Stock

Voting Stock means securities entitled to vote generally in the election of directors.

ARTICLE II

Purposes

The Plan is intended to assist the Company and its Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Subsidiaries and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of Options qualifying as Incentive Stock Options and Options not so qualifying, the grant of Stock Awards, Performance Shares and Performance Units, and to permit the deferral of income with respect to grants and awards made under the Plan in accordance with the Plan and procedures that may be established by the Administrator. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

Administration

The Plan shall be administered by the Administrator. The Administrator shall (to the extent of its delegated authority) have authority to grant Stock Awards, Performance Shares, Performance Units, and Options upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or on the transferability or forfeitability of Stock Awards, or an award of Performance Shares or Performance Units. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option may be exercised, the time at which Stock Awards may become transferable or non-forfeitable, or the time at which an award of Performance Shares or Performance Units may be settled; and may suspend or waive the forfeiture of any award made under this Plan. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements and documents relating to the deferral of income under the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent the Administrator deems desirable; to authorize any one of its number or any officer of the Company to execute and deliver documents on its behalf; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made or action taken by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator, any member of the Board or Committee, nor the Chief Executive Officer of the Company shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, or Stock Award, Performance Shares, or Performance Units. All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may

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revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV

Eligibility

Any employee of the Company or a Subsidiary (including an entity that becomes a Subsidiary after the adoption of this Plan) or any member of the Board, whether or not such member is employed by the Company or a Subsidiary, is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary. Notwithstanding the foregoing, Incentive Stock Options may be granted only to persons who are employees of the Company or of a “subsidiary,” as that term is defined in Section 424 of the Code, on the date of grant.

ARTICLE V

Common Stock Subject to Plan

5.01.  Common Stock Issued or Delivered

Upon the award of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares or Performance Units, or upon the exercise of an Option the Company may deliver Common Stock to the Participant (or his or her successor in interest or personal representative or, if the Participant so directs, his or her broker) (i) from its authorized but unissued Common Stock or (ii) outstanding Common Stock acquired by or on behalf of the Company in the name of a Participant (or his or her successor in interest, personal representative or broker) or a combination thereof.

5.02.  Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued or acquired and delivered under this Plan pursuant to the exercise of Options, the grant of Stock Awards, and the settlement of Performance Shares and Performance Units is 18,000,000 shares. The maximum aggregate number of shares of Common Stock that may be issued or delivered under this Plan shall be determined in accordance with Section 5.03 and subject to adjustment as provided in Article X.

In addition, (i) the number of shares of Common Stock that may be subject to Stock Awards and Performance Shares granted under the Plan (whether or not the Performance Shares ultimately are settled in cash) plus (ii) the number of shares of Common Stock equal in value (as of the date of grant) to the value of Performance Units granted under the Plan shall not exceed 20% of the total number of shares of Common Stock authorized for issuance or delivery under this Plan. To the extent that a portion of a Stock Award, award of Performance Shares or award of Performance Units is forfeited, the number of shares of Common Stock subject to the forfeited portion of the Stock Award or Performance Shares, and the number of shares equal in value (as of the date of grant) to the value of the forfeited portion of the Performance Units shall again be available for purposes of the limit described in the preceding sentence.

5.03.  Reallocation of Shares

If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares allocated to the Option or portion thereof may be reallocated to other Options, Performance Shares, Performance Units and Stock Awards to be granted under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Share award or portion thereof may be reallocated to other Options, Performance Shares, Performance Units, and Stock Awards to be granted under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock

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allocated to the Stock Award or portion thereof may be reallocated to other Options, Performance Shares, Performance Units and Stock Awards to be granted under this Plan. If an award of Performance Units is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Unit award or portion thereof may be reallocated to other Options, Performance Shares, Performance Units, and Stock Awards to be granted under this Plan.

Upon full or partial payment of any Option price or satisfaction of tax withholding obligations by transfer or relinquishment to the Company of Common Stock, or any other payment or benefit realized under the Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or delivered under the Plan only the net number of shares of Common Stock actually issued or delivered by the Company; provided, however, that the number of shares of Common Stock issued or acquired and delivered by the Company upon the exercise of Options (determined, as to each Option, as if the Option price and tax withholding obligations had been paid in cash) shall not exceed the aggregate limit on the number of shares that may be issued or delivered under this Plan under Section 5.02.

ARTICLE VI

Options

6.01.  Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 500,000 shares.

6.02. Option Price

The price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.

6.03. Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that shall be exercisable after the expiration of ten years from the date such Option was granted.

6.04. Non-transferability

Except as provided in Section 6.05, each Option granted under this Plan shall be non-transferable except by will or by the laws of descent and distribution. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05. Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an Incentive Stock Option may be transferred by a Participant to such persons or entities permitted under Rule 16b-3 on such terms and conditions permitted under Rule 16b-3. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.

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6.06. Status as Employee or Director

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment or Board service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or Board service.

6.07. Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Company and its subsidiary corporations, as those terms are defined in Section 424 of the Code) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

6.08. Payment

Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in (i) cash or a cash equivalent acceptable to the Administrator, or (ii) unrestricted shares of Common Stock previously acquired by the Participant and, if those shares were acquired from the Company, that have been held by the Participant for at least six months. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalents and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. Payment in “cash” or “cash equivalents” includes delivery of cash or cash equivalents by a broker under a “cashless exercise” arrangement at the time of exercise or following the sale of shares to which the exercise relates.

6.09. Change in Control

Section 6.07 to the contrary notwithstanding, but subject to Section 12.11, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

6.10. Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his or her Option until the date of exercise of such Option.

6.11. Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant. Such notice shall be in writing and directed to the Corporate Secretary of the Company.

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ARTICLE VII

Stock Awards

7.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 150,000 shares.

7.02. Vesting

The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award will be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

7.03. Performance Objectives

In accordance with Section 7.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on Performance Objectives. In cases where a Stock Award will become non-forfeitable and transferable only upon the attainment of Performance Objectives and satisfaction of the “performance based compensation” exception to the limit on executive compensation imposed by Code Section 162(m) is intended, then the shares subject to such Stock Award shall become non-forfeitable and transferable only to the extent that the Committee certifies that such Performance Objectives have been attained.

7.04. Status as Employee or Director

In the event that the terms of any Stock Award provide that shares may become transferable and non-forfeitable thereunder only after completion of a specified period of employment or Board service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or Board service.

7.05. Change in Control

Sections 7.02, 7.03 and 7.04 to the contrary notwithstanding, but subject to Section 12.11, each outstanding Stock Award shall be transferable and non-forfeitable on and after a Control Change Date without regard to whether any Performance Objectives or other conditions to which the award is subject have been met.

7.06. Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are non-transferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. After the shares granted under the Stock Award are transferable and are no longer forfeitable, the limitations set forth in the preceding sentence shall not apply, and the Company shall deliver to the Participants certificates evidencing shares of Common Stock subject to the award as soon thereafter as possible.

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ARTICLE VIII

Performance Share Awards

8.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive awards of Performance Shares in any calendar year for more than 200,000 shares of Common Stock (based on the maximum payout under the awards).

8.02. Earning the Award

The Administrator, on the date of the grant of an award, may prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive a payment pursuant to the award of Performance Shares, only upon the satisfaction of Performance Objectives during a performance measurement period of at least one year or such other criteria as may be prescribed by the Administrator. With respect to Performance Shares that will be earned only upon satisfaction of Performance Objectives, and as to which satisfaction of the “performance based compensation” exception to the limit on executive compensation imposed by Code Section 162(m) is intended, a payment will be made pursuant to such Performance Shares only if, and to the extent that, the Committee certifies that such Performance Objectives have been attained.

8.03. Payment

In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof. The Administrator will also determine when an award of Performance Shares that has been earned will be settled.

8.04. Shareholder Rights

No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled in shares of Common Stock. After an award of Performance Shares is earned and settled in shares, a Participant will have all the rights of a shareholder as described in Section 7.06. Notwithstanding the foregoing, the Administrator may provide in an Agreement that the recipient of a Performance Share award is entitled to dividend equivalents with respect in the award, payable at the time or times, and on the terms, specified in the Agreement.

8.05. Non-Transferability

Except as provided in Section 8.06, Performance Shares granted under this Plan shall be non-transferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

8.06. Transferable Performance Shares

Section 8.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to such persons or entities permitted under Rule 16b-3 on such terms and conditions permitted under Rule 16b-3. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

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8.07. Status as Employee or Director

In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or Board service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or Board service.

8.08. Change in Control

Section 8.02 to the contrary notwithstanding, but subject to Section 12.11, on and after a Control Change Date, each outstanding Performance Share award shall be earned as of a Control Change Date and settled as soon thereafter as practicable; provided, that, for awards that will be earned on the basis of performance criteria (as opposed to other criteria only, such as continued service, which awards shall be earned in full), the amount earned with respect to each Performance Share award shall be the greater of the amount that would have been payable on attainment of (i) target levels of performance or (ii) actual levels of performance, using performance through the Control Change Date for purposes of determining actual levels of performance.

ARTICLE IX

Performance Units

9.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Units is to be made and will specify the number of Performance Units covered by such awards; provided, however, that no Participant may receive an award of more than 1,000,000 Performance Units in any calendar year.

9.02. Earning the Award

The Administrator, on the date of grant of an award, shall prescribe that the Performance Units or a portion thereof will be earned and the Participant will be entitled to receive a payment pursuant to the award of Performance Units, only upon the satisfaction of Performance Objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period of at least one year. With respect to Performance Units as to which satisfaction of the “performance based compensation” exception to the limit on executive compensation imposed by Code Section 162(m) is intended, a payment will be made pursuant to such Performance Units only if, and to the extent that, the Committee certifies that Performance Objectives have been attained.

9.03. Non-Transferability

Except as provided in Section 9.04, Performance Units granted under this Plan shall be non-transferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an award of Performance Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.04. Transferable Performance Units

Section 9.03 to the contrary notwithstanding, if provided in an Agreement, an award of Performance Units may be transferred by a Participant to such persons or entities permitted under Rule 16b-3 on such terms and conditions as may be permitted under Rule 16b-3. The holder of Performance Units transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Units during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Performance Units except by will or the laws of descent and distribution.

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9.05. Status as Employee or Director

If the terms of an award of Performance Units provide that a payment will be made thereunder only if the Participant completes a stated period of employment or Board service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or Board service.

9.06.  Change in Control

Section 9.02 to the contrary notwithstanding, but subject to Section 12.11, any Performance Units shall be earned as of a Control Change Date and settled as soon thereafter as possible; provided, that the amount earned with respect to each award of Performance Units shall be the greater of the amount that would have been payable on attainment of (i) target levels of performance or (ii) actual levels of performance, using performance through the Control Change Date for purposes of determining actual levels of performance.

9.07.  Shareholder Rights

No Participant shall, as a result of receiving an award of Performance Units, have any rights as a shareholder of the Company or any Subsidiary on account of such award.

ARTICLE X

Adjustment Upon Change in Common Stock

The maximum number and kind of shares as to which Options, Performance Shares, Performance Units and Stock Awards may be granted; the terms of outstanding Stock Awards, Options, Performance Shares, Performance Units; and the per individual limitations on the number of shares of Common Stock for which Options, Performance Shares, Performance Units and Stock Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (i) the Company (A) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (B) engages in any transaction to which Section 424 of the Code applies, or (ii) there occurs any other event that, in the judgment of the Committee, necessitates such action. Notwithstanding the foregoing, the Committee in its sole discretion may elect not to adjust Performance Objectives under any award if it determines that such adjustment would cause such award to cease to qualify as performance-based compensation under Section 162(m) of the Code. In addition, the Committee may provide for the replacement of any outstanding awards under the Plan (or any portion of any award) with alternative consideration (including without limitation cash) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any determination, adjustment or replacement made under this Article X by the Committee shall be final and conclusive.

The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, Performance Shares, Performance Units and Stock Awards may be granted; the per individual limitations on the number of shares for which Options, Performance Shares, Performance Units and Stock Awards may be granted; or the terms of outstanding Stock Awards, Options, Performance Shares, Performance Units.

The Committee may make Stock Awards and may grant Options, Performance Shares, and Performance Units in substitution for performance shares, phantom shares, stock awards, stock options, or similar awards held by an individual who becomes an employee or director of the Company or a Subsidiary in connection with a transaction described in the first paragraph of this Article X. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock

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Awards, Options, Performance Shares or Performance Units shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XI

Compliance With Law and Approval of

Regulatory Bodies

No Option shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Share or Performance Unit is settled, or for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with Federal and state laws and regulations. No Option shall be exercisable, no Stock Award, Performance Shares or Performance Units shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XII

General Provisions

12.01.  Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

12.02.  Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03.  Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.04.  Restrictions on Repriced Options

The Administrator may not, without approval of the shareholders of the Company, authorize the amendment of any outstanding Option to reduce the Option price. Furthermore, no Option shall be cancelled and replaced with new awards having a lower Option price, where the economic effect would be the same as reducing the Option price of the Option, without approval of the shareholders of the Company.

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12.05.  Restrictions on Transfer of Shares Issued or Delivered

Notwithstanding any other provision of this Plan, an Agreement may provide that the Company has reserved a right of first refusal to purchase the Common Stock acquired on exercise of Options, or under a Stock Award or award of Performance Shares or Performance Units, at a price equal to the Fair Market Value per share repurchased determined as of the day preceding the day the Company notifies the Participant of its intention to repurchase the shares. If such right is reserved, the Participant must comply with the terms of the Agreement and any procedures established by the Administrator prior to any disposition of Common Stock acquired under the Agreement; provided, that the Company shall have a maximum of five days following the date on which Participant is required to notify the Company of his or her intent to dispose of the Common Stock to advise the Participant whether it will purchase the Common Stock.

The Administrator may provide in an Agreement that the shares of Common Stock that are to be issued or delivered on exercise of an Option or in settlement of an award of Performance Shares or Performance Units, or shares subject to a Stock Award that are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Article VII, shall be subject to additional restrictions on transfer.

12.06.  Effect of Acceptance of Award

By accepting an award under the Plan, a Participant and his or her successor in interest or personal representative shall be conclusively deemed to have indicated his or her acceptance or ratification of, and consent to, any action taken under the Plan by the Company or the Administrator.

12.07.  Governing Law

The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Michigan, other than its choice-of-law provisions.

12.08.  Coordination with Other Plans

Participation in the Plan shall not affect an employee’s eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary. Income realized as a result of the exercise, vesting or settlement of awards under the Plan shall not be considered earnings for purposes of the Employee Savings Plan, any Company-sponsored or Subsidiary-sponsored Retirement Plan, insurance or other employee benefit programs.

12.09.  Deferral

The Committee may require or permit Participants to elect to defer the settlement of awards in cash or the issuance or delivery of Common Stock pursuant to the Plan under such rules and procedures as it may establish from time to time.

12.10.  Tax Withholding

The Company shall, if required by law, withhold or cause to be withheld, Federal, state and/or local income and employment taxes in connection with the exercise, vesting or settlement of an award under the Plan. Unless otherwise provided in the applicable Agreement, each Participant may satisfy any such tax withholding by any of the following means or by a combination of such means: (i) a cash payment; (ii) by delivery to the Company of a number of shares of Common Stock previously acquired by the Participant having a Fair Market Value, on the date the tax liability first arises, equal to the tax liability being paid and, if the shares were acquired from the Company, that have been held by the Participant for at least six months; or (iii) by authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the Participant pursuant to the exercise, vesting or settlement of an award, the number of shares of Common Stock having a Fair Market Value, on the date the tax liability first arises,

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equal to the minimum statutory withholding required for the Participant based on applicable law. If the amount required is not paid, the Company may refuse to issue or deliver shares or cash under the award.

12.11.  Limitation on Benefits

Benefits, payments, accelerated vesting and other rights under this Plan may constitute Parachute Payments subject to the “golden parachute” rules of Code Section 280G and the excise tax under Code Section 4999. It is the Company’s intention to reduce any such Parachute Payments if, and only to the extent that, a reduction will allow the affected Participant to receive a greater Net After Tax Amount than he or she would receive absent a reduction. The remaining provisions of this Section describe how that intent will be effected.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm will also determine the Net After Tax Amount attributable to that Participant’s total Parachute Payments. The Accounting Firm will next determine the amount of that Participant’s Capped Parachute Payments. Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to that Participant’s Capped Parachute Payments.

That Participant will receive the total Parachute Payments unless the Accounting Firm determines that the Capped Parachute Payments will yield a higher Net After Tax Amount, in which case that Participant will receive the Capped Parachute Payments. If a Participant receives Capped Parachute Payments, his or her benefits, payments, accelerated vesting or other rights under this Plan will be adjusted, if at all, in the manner determined by the Committee, in its sole discretion. The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Parachute Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of any uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determination under this Section 12.11, it is possible that amounts will have been paid, vested, earned or distributed that should not have been paid, vested, earned or distributed under this Section 12.11 (“Overpayments”), or that additional amounts should be paid, vested, earned, or distributed under this Section 12.11 (“Underpayments”). If the Accounting Firm determines, based on either controlling precedent, substantial authority or the assertion of a deficiency by the Internal Revenue Service against a Participant or the Company, which assertion the Accounting Firm believes has a high probability of success, that an Overpayment has been made, then the Participant shall have an obligation (i) to pay the Company upon demand an amount equal to the sum of the Overpayment plus interest on such Overpayment at the prime rate provided in Code Section 7872(f)(2) from the date of the Participant’s receipt of such Overpayment until the date of such repayment, or (ii) to agree to other arrangements that the Committee determines to be equitable in the circumstances; provided, however, that the Participant shall be obligated to make such repayment or agree to such other arrangements, if, and only to the extent, that the repayment or other arrangement would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the Company will (i) pay the amount of that Underpayment at the prime rate provided in Code Section 7872(f)(2) from the date such Underpayment should have been paid until actual payment, or (ii) take such other action as the Committee determines to be equitable in the circumstances.

All determinations made by the Accounting Firm under this Section 12.11 are binding on the Participant and the Company and must be made as soon as practicable but no later than thirty days after a Control Change Date.

Notwithstanding the foregoing, this Section 12.11 shall not apply to any Participant entitled to an indemnification of excise taxes incurred under Code Section 4999, pursuant to a Change in Control

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Severance Agreement or other arrangement or agreement with the Company, with respect to Parachute Payments otherwise subject to limitation under this Section 12.11.

ARTICLE XIII

Amendment

The Board may amend this Plan from time to time or terminate it at any time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of shares of Common Stock that may be issued or delivered under the Plan; or (ii) permits the exercise of an Option at an Option price less than the Fair Market Value on the date of grant of the Option. No amendment or termination shall, without a Participant’s consent, adversely affect the rights of such Participant under any award of Performance Shares or Performance Units, any Stock Award or any Option outstanding at the time such amendment is made or such termination occurs.

ARTICLE XIV

Duration of Plan

No Stock Award, Performance Shares, Performance Units or Option may be granted under this Plan as herein amended and restated more than ten years after the earlier of the adoption by the Board of such amendment and restatement, or its approval by the Company’s shareholders. Stock Awards, Performance Shares, Performance Units and Options granted before that date shall remain valid in accordance with their terms.

ARTICLE XV

Effective Date of Plan

Options, Stock Awards, Performance Shares and Performance Units may be granted under this Plan upon its adoption by the Board; provided that, unless amendments to this Plan presented to the Company’s shareholders at the Company’s 2001 annual meeting of shareholders are approved by shareholders at that meeting, none of such amendments that require shareholder approval under the terms of this Plan as in effect on September 15, 1999, shall be effective.

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DTE Energy Company

Annual Incentive Plan

Overview

The Annual Incentive Plan (“Plan”) rewards eligible key executives of DTE Energy Company (“DTE”) and its Subsidiaries, as defined below, for accomplishment of financial and strategic objectives that improve DTE’s operating results and position DTE for long-term profitability and successful individual performance.

The Plan measures calendar year performance. The current year’s performance targets, performance measures and weights will be communicated annually. For purposes of the Plan, “Subsidiary” means a corporation, partnership, joint venture, limited liability company, unincorporated association or other entity in which DTE has a direct or indirect ownership or other equity interest.

Administration

The Plan shall be administered by the Special Committee on Compensation (“Committee”) of DTE’s Board of Directors (“Board”) or such other Board committee as may be designated from time to time by the Board, provided that any such committee is composed solely of individuals who are “Outside Directors” as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”) and Treasury Regulation promulgated thereunder. The Committee has the authority to interpret the provisions of the Plan and prescribe any regulations relating to its administration. The decisions of the Committee with respect to the administration of the Plan shall be conclusive, subject to the limitations on the Committee’s action.

The Committee, on an annual basis, will establish and report to the Board of Directors the specific criteria for eligibility, the type and timing of awards and the manner of payment of awards, the performance measures and related weights to be used in computing award amounts, and the performance levels for each performance measure. The Board of Directors reserves the right to amend, suspend or terminate the Plan at any time; provided, however, that on or after the occurrence of a Change in Control, as defined below, no amendment, suspension or termination of the Plan may be made that adversely affects the rights of any person under an outstanding Award without his or her prior written consent.

Outstanding awards are not payable until such time as the Committee has certified that the performance measures and levels entitling an individual to payment have been satisfied; provided, however, that notwithstanding the foregoing or any other provision of the Plan, after a Change in Control, as defined herein, such certification is not required with respect to any award in respect of a Plan year ending prior to a Change in Control or any outstanding at the time of a Change in Control. The Committee reserves the right to reduce (by up to 100%) the amount payable under any award or cancel any outstanding award if, in its sole discretion, it determines that such reduction or cancellation is in DTE’s best interests. If such a determination is made, the Plan may be terminated or substantially modified resulting in the termination or decrease in any award made hereunder. Notwithstanding the foregoing or any other provision of the Plan, no award in respect of a Plan year ending prior to the occurrence of a Change in Control, as defined herein nor any award outstanding at the time of the Change in Control, may be reduced by the Committee, modified or canceled, nor may the Plan be terminated or substantially modified in a way that adversely affects such an award, following the occurrence of a Change in Control, without the affected participant’s written consent.

The Treasurer will be responsible for making award payments, for maintaining deferred accounts for award recipients, and for maintaining all necessary records regarding the valuation and payment of awards.

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Eligibility

Any key executive of DTE or a Subsidiary shall become a participant in the Plan if selected to receive an award by the Committee.

Participation in the Plan does not guarantee continued employment with DTE or a Subsidiary.

Plan Year

The Plan year will be the calendar year.

Performance Measures, Levels and Weights

The applicable percentages, e.g., target, minimum and maximum percentages; measures of performance; weights; and performance levels for each performance measure, for each Plan year, will be established by the Committee in writing, and communicated to all employees who have been selected to receive an award, no later than 90 days after the beginning of the Plan year. The measures of performance established by the Committee may include objectives stated with respect to (i) shareholder value growth based on stock price and dividends, (ii) customer price, (iii) customer satisfaction, (iv) growth based on increasing sales or profitability of one or more business units, (v) performance against the companies in the Dow Jones Electric Utility Industry Group index, the companies in the S&P 500 Electric Utility Industry index, a peer group or similar benchmark selected by the Committee, (vi) earnings per share growth, (vii) employee satisfaction, (viii) nuclear plant performance achievement, (ix) return on equity, (x) economic value added, (xi) cash flow, (xii) earnings growth, (xiii) integration success, (xiv) diversity, (xv) safety, or (xvi) production cost or such other measures as may be selected by the Committee. Each of the performance objectives described in the preceding sentence may be stated with respect to the performance of DTE, a Subsidiary or a division of DTE or a Subsidiary.

Award Payment

The payment, if any, under an award will be made as soon as practicable following certification by the Committee that applicable performance measures and levels entitling an individual to payment have been satisfied, and a determination by the Committee of the amount of payment due. The Committee’s determination may reflect its discretion to reduce the amount of any award otherwise payable as a result of attainment of applicable performance measures. The maximum amount that may be paid under this Plan to any participant in a single calendar year is $6,000,000.

Notwithstanding the foregoing, following a Change in Control, no certification shall be required with respect to an award for a Plan year ending prior to the Change in Control or outstanding at the time of the Change in Control. If no such certification is made within 30 (thirty) days after the end of the year to which the award relates, payment shall be made on such 30th day. As provided above under “Administration,” following a Change in Control, the Committee shall not have the discretion to reduce the amount of any such award.

Deferral of Awards

Participants may defer the receipt of awards earned under this Plan in accordance with procedures established by the Committee from time to time. Deferred awards are fully vested.

Forfeiture

A participant whose employment with DTE and its Subsidiaries terminates prior to the end of a Plan year forfeits any award to which he or she may have been entitled for such Plan year unless the termination is the result of (i) disability (where disability is defined as being eligible to receive a benefit under a long-term disability plan of DTE or a Subsidiary), (ii) death or (iii) retirement (a) at or after age 55 with at least 10 years of service with DTE and its Subsidiaries or (b) at or after age 65. In the event of termination due to disability, death or retirement in accordance with the preceding sentence, a participant

2

shall be eligible to receive a payment equal to a pro rata portion of the award he or she would have received absent his or her termination. The amount paid shall be (i) the amount of the award payable absent his or her termination, based on actual attainment of applicable performance measures, times (ii) a fraction, the numerator of which is the number of days in the year to which the award relates prior to the participant’s termination date, and the denominator of which is 365, subject to reduction in the Committee’s sole discretion based on the participant’s individual performance during his or her period of employment during the year of termination; provided, that no reduction shall be permitted following a Change in Control. Any such payment shall be made at the time the payment would have been made absent the termination.

Funding Status

Benefits under the Plan, including any deferred amounts, are payable solely from the general assets of the DTE and its Subsidiaries and shall remain unfunded and unsecured (under the Code and Title I of the Employee Retirement Income Security Act of 1974, as amended) during the entire period of the Plan’s existence. Each participant and the participant’s spouse or beneficiary are merely general creditors of DTE and its Subsidiaries and the obligations of the DTE and its Subsidiaries hereunder are contractual and are not funded or secured in any way. Nothing herein, however, shall preclude DTE and its Subsidiaries from segregating assets which are intended to be a source of payment of benefits under the Plan, provided that such assets remain subject to the general creditors of DTE and any Subsidiary that is an employer of a participant.

Non-Alienability and Non-Transferability

The right of a participant and the participant’s spouse or beneficiary to payment of any benefit or deferred compensation hereunder shall not be alienated, assigned, transferred, pledged or encumbered and shall not be subject to execution, attachment or similar process. No participant may borrow against a deferred account established for his or her benefit hereunder. No account shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including but not limited to any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of any employee. Any attempted assignment, pledge, levy or similar process shall be null and void and without effect.

Beneficiary Designation

Each eligible participant may name a beneficiary to whom awards under the Plan are to be paid in case of his or her death. Each designation revokes all prior designations by the eligible participant and shall be on a form prescribed by the Committee or its delegate and will be effective only when filed by the eligible participant with DTE. In the absence of any such designation, awards payable after the death of a participant shall be paid (i) to the participant’s beneficiary designated by the participant with respect to group life insurance maintained by DTE or a Subsidiary on the life of the participant, or, (ii) in the absence of a designated group life insurance beneficiary, to the participant’s estate.

Governing Law

The Plan shall be governed by the laws of the State of Michigan, except for its choice-of-law provisions.

Change In Control Definition

A change in control (“Change in Control”) for purposes of the Plan shall have occurred if at any time any of the following events shall occur:

(1)	The consummation of a transaction in which DTE is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such transaction, less than 55% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors (“Voting Stock”) of such corporation or person immediately after

3

such transaction is held in the aggregate by the holders of Voting Stock of DTE immediately prior to such transaction;

(2)	The consummation of a transaction in which DTE sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person and, as a result of such sale or transfer, less then 55% of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate (directly or through ownership of Voting Stock of DTE or a Subsidiary) by the holders of Voting Stock of DTE immediately prior to such sale or transfer; or

(3)	The approval by the shareholders of DTE of a complete liquidation or dissolution of DTE.

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Anthony F. Earley, Jr. Chairman and Chief Executive Officer

DTE Energy Company 2000 2nd Ave., Detroit, MI 48226-1279 Tel: 313.235.4000

March 23, 2001

Dear Fellow Shareholder:

As a participant in The Detroit Edison Company’s Savings & Investment Plan, you own shares of DTE Energy common stock. As in the past, you are entitled to direct Fidelity Management Trust Company to vote on your behalf at the April 25 Annual Meeting of the DTE Energy Company common stock shareholders. Use the enclosed form to show how you would like Fidelity to vote.

Shareholders will be voting on four issues at the April meeting. They will be asked to elect four members to the Company’s Board of Directors, consider the Stock Incentive Plan, consider the Annual Incentive Plan and ratify the appointment of Deloitte & Touche LLP as independent auditors for 2001.

By completing the voting form enclosed, you will be participating in an important decision-making process. If you do not complete the form, your shares will not be voted.

Please take the time to review the instruction provided, complete the form, and return it in the enclosed envelope.

Sincerely,

/s/ Tony Early

Enclosure

VOTE BY TELEPHONE

Have your proxy card available when you call
the Toll-Free number 1-800-250-9081 using a touch-tone telephone. You will be prompted to enter your Control Number and then you can follow the simple prompts that will be presented to you to record your vote.

VOTE BY INTERNET

Have your proxy card available when you
access the website http://www.votefast.com. You will be prompted to enter your Control Number and then you can follow the simple prompts that will be presented to you to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-800-250-0981	Vote by Internet Access the Website and cast your vote: http://www.votefast.com	Vote by Mail Return your proxy in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week!
Your telephone or internet vote must be received by 11:59 p.m. EDT on Thursday, April 19, 2001 to be counted in the final tabulation.

Your Control Number is:_________________________________

\/ Please fold and detach card at perforation before mailing. \/

DTE ENERGY COMPANY	Confidential Voting Instructions

This voting instruction form is sent to you on behalf of the Board of Directors of DTE Energy Company. Please complete this form on the reverse side, sign your name exactly as it appears below, and return it in the enclosed envelope.

As a participant in the DTE Energy Company Savings & Investment Plan, I hereby direct Fidelity Management Trust Company, as Trustee for the DTE Energy Company Savings & Investment Plan, to vote all shares of Common Stock of DTE Energy Company represented by my proportionate interest in the Trust at the Annual Meeting of Shareholders of the Company to be held on Wednesday, April 25, 2001, and at all adjournments thereof, upon the matters set forth on the reverse side and upon such other matters as may come before the meeting.

Only the Trustee can vote your shares, and the trustee only votes shares for which the Trustee has received voting instructions. Your shares cannot be voted in person at the Annual Meeting. How you vote these shares is confidential. The Trustee will not disclose how you have instructed the Trustee to vote.

Sign here as name appears to the left.

Date: , 2001

YOUR VOTE IS IMPORTANT!

If you do not vote by telephone or Internet, please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.

\/      Please fold and detach card at perforation before mailing.      \/

DTE ENERGY COMPANY	Confidential Voting Instructions

The Trustee is directed to vote as specified below. If you return this card properly signed but do not otherwise specify, your shares will be voted FOR the proposals specified below. If you do not sign and return this form or vote by telephone or Internet, the shares credited to your account will not be voted by the Trustee.

1.	Election of Directors Nominees:

(01) Terence E. Adderley	(02) Anthony F. Earley, Jr.	(03) Allan D. Gilmour	(04) Theodore S. Leipprandt

FOR all nominees listed above	WITHHOLD authority to vote for	FOR all
(except as marked to the contrary below)	all nominees listed above	except

To withhold authority to vote for any individual nominee, mark “FOR all except” and write that nominee’s name on the line below.

		FOR	AGAINST	ABSTAIN

2.	Stock Incentive Plan

3.	Annual Incentive Plan

4.	Independent Auditors

INDIVIDUAL VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL

Election of Directors: Nominees are	(01) Terence E. Adderley	(02) Anthony F. Earley, Jr.
	(03) Allan D. Gilmour	(04) Theodore S. Leipprandt

____________________________________________________________
*To withhold vote from any Nominee(s), write the name(s) above.

Your Board of Directors recommends a vote For Proposals 1, 2, 3 & 4.

		For	Withheld

1.	Election of Directors

		For	Against	Abstain

2.	Stock Incentive Plan

		For	Against	Abstain

3.	Annual Incentive Plan

		For	Against	Abstain

4.	Independent Auditors

The signature(s) below should correspond exactly with the name(s)
as shown on the left. Where stock is registered jointly in the names of two or more persons, ALL should sign. When signing as Attorney,
Executor, Administrator, Trustee, Guardian, or as Corporate Officer
on behalf of a corporation, please give full title as such.

________________________________________________________________________

________________________________________________________________________
Signature(s)                                                                                Date

Please detach proxy at perforation before mailing.
If you are voting by telephone or the internet, please do not mail your proxy.

Vote By Telephone	Vote By Internet	Vote By Mail

Call Toll-Free using a	Access the Website and	Return your proxy in the

Touch-Tone phone	cast your vote	postage-paid envelope

1-800-250-9081	http://www.votefast.com	provided

Vote 24 hours a day, 7 days a week!

Your telephone or internet vote must be received by 11:59 p.m. eastern daylight time on April 24, 2001, to be counted in the final tabulation.

Your control number is __________________________________________________

Vote By Telephone
Have your proxy card available when you call the Toll-Free number 1-800-250-9081 using a Touch-Tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote By Internet
Have your proxy card available when you access the website http://www.votefast.com. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote By Mail
Please mark, sign and date your proxy card and return it in the postage paid envelope provided or return it to: Corporate Election Services, P.O. Box 535600, Pittsburgh, Pennsylvania 15253.

To Change Your Vote
Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent internet vote will change your vote. The last vote received before 11:59 p.m. eastern daylight time, April 24, 2001, will be the one counted. You may also revoke your proxy by voting in person at the annual meeting.

This Proxy is solicited on behalf of the Board of Directors.

Proxy	By signing on the other side, I (we) appoint David Bing, Eugene A. Miller, Charles W. Pryor, Jr. and any of them, as proxies to vote my (our) shares of Common Stock at the Annual Meeting of Shareholders to be held on Wednesday, April 25, 2001, and at all adjournments thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may properly come before the meeting.

If you sign and return this proxy, the shares will be voted as directed. If no direction is indicated, the shares will be voted FOR Proposals 1, 2, 3 & 4. Unless you have voted by telephone or internet, or have returned a signed proxy, your shares cannot be voted for you.

Record Vote and Sign on Reverse Side